VANGUARD(R)CALIFORNIA TAX-EXEMPT FUNDS
ANNUAL REPORT * NOVEMBER 30, 2001

BOND

VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

VANGUARD CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

VANGUARD CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

[SHIP ON OCEAN]

                                                    [THE VANGUARD GROUP(R) LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
--------------------------------------------------------------------------------
CONTENTS

LETTER FROM THE CHAIRMAN             1
NOTICE TO OUR SHAREHOLDERS           8
REPORT FROM THE ADVISER              9
FUND PROFILES                        12
GLOSSARY OF INVESTMENT TERMS         15
PERFORMANCE SUMMARIES                16
FINANCIAL STATEMENTS                 19
ADVANTAGES OF VANGUARD.COM           55
--------------------------------------------------------------------------------
SUMMARY
- The VANGUARD CALIFORNIA TAX-EXEMPT FUNDS earned solid total returns in fiscal 2001, and the results of two of our three funds topped those of their average peers.
- The funds' yields fell during the 12 months. The yield of the CALIFORNIA TAX-EXEMPT MONEY MARKET FUND plunged by about 2.3 percentage points.
- Thanks to rising bond prices, total returns from fixed income securities far exceeded those of stocks, which sagged under the weight of an economic recession and sharply lower corporate profits.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]

Dear Shareholder,

During the 12 months ended November 30, 2001, the VANGUARD(R) CALIFORNIA TAX-EXEMPT FUNDS earned solid total returns that reflected the generally strong environment for bonds. However, while the results of our INSURED INTERMEDIATE-TERM TAX-EXEMPT and TAX-EXEMPT MONEY MARKET FUNDS topped those of competing mutual funds, the return of the INSURED LONG-TERM TAX-EXEMPT FUND fell short of its average peer.
     The table below presents the 12-month total returns (capital changes plus reinvested dividends) for our funds and their average mutual fund competitors. Our INSURED INTERMEDIATE-TERM TAX-EXEMPT and INSURED LONG-TERM TAX-EXEMPT FUNDS are also each compared with a broad measure of the municipal bond market. Finally, the table shows the returns for these two funds' ADMIRAL(TM) SHARES--a separate, lower- cost class of shares for large and long-standing accounts--which we introduced on November 12.
================================================================================
2001 TOTAL                                             RETURNS FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                        2.6%
 (SEC 7-Day Annualized Yield: 1.51%)
Average California Tax-Exempt Money Market Fund*                        2.2
-------------------------------------------------------------------------------
VANGUARD CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND           7.4%
Average California Intermediate Municipal Debt Fund*                    7.3
Lehman 7 Year Municipal Bond Index                                      8.1
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                   7.7%
Average California Insured Municipal Debt Fund* 8.0
Lehman Municipal Bond Index 8.8
--------------------------------------------------------------------------------
ADMIRAL SHARES (since inception on November 12, 2001)
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND          -1.9%
VANGUARD CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                  -2.2
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
================================================================================

     The table at the end of this letter provides more details about each fund's total return. It shows the change in net asset value over the 12 months, along with the per-share net investment income distributed to investors. The TAX-EXEMPT MONEY MARKET FUND'S net asset value remained at $1 per share, as was expected but not guaranteed.
     We note that, because of the slide in interest rates during the past 12 months, the yields offered by our funds have dropped considerably. At our fiscal year-end, the INSURED LONG-TERM TAX-EXEMPT FUND'S yield was 4.12%, down from 4.82% a year earlier; the INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND'S yield was 3.51%, down from 4.45%; and the TAX-EXEMPT MONEY MARKET FUND'S yield was 1.51%, down from 3.80%. For California residents, income earned by our funds is exempt from federal and California income taxes (although it may be subject to local taxes and to the alternative minimum tax). For taxpayers in the highest federal income tax bracket (38.6%), the taxable equivalent yields for our funds as of November 30 were 6.7% for the LONG-TERM FUND, 5.7% for the INTERMEDIATE-TERM FUND, and 2.5% for the MONEY MARKET FUND.

FINANCIAL MARKETS IN REVIEW
The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The stock market was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.

     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. The shrinkage in earnings was the more powerful factor in the market's decline. As shown by the chart below, even while stock prices were plummeting, price/earnings ratios held relatively steady for the year on balance.

     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.

     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal
================================================================================
STOCK PRICES AND EARNINGS DECLINE . . .
[Mountain Chart]
S&P 500 INDEX EPS
                           PRICE LEVEL         EARNINGS
--------------------------------------------------------------------------------
11/30/2000                     1314.95            57.93
12/31/2000                     1320.28            59.21
 1/31/2001                     1366.01            59.13
 2/28/2001                     1239.94            58.49
 3/31/2001                     1160.33            57.44
 4/30/2001                     1249.46            55.29
 5/31/2001                     1255.82             54.6
 6/30/2001                     1224.42            52.78
 7/31/2001                     1211.23            55.56
 8/31/2001                     1133.58             54.5
 9/30/2001                     1040.94            53.93
10/31/2001                     1059.78             51.2
11/30/2001                     1139.45            49.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ...BUT VALUATIONS END LITTLE CHANGED
[Mountain Chart]
                                 P/E RATIO
--------------------------------------------------------------------------------
11/30/2000                          22.7
12/31/2000                          22.3
 1/31/2001                          23.1
 2/28/2001                          21.2
 3/31/2001                          20.2
 4/30/2001                          22.6
 5/31/2001                            23
 6/30/2001                          23.2
 7/31/2001                          21.8
 8/31/2001                          20.8
 9/30/2001                          19.3
10/31/2001                          20.7
11/30/2001                          22.9
--------------------------------------------------------------------------------
The market sank, but price/earnings (P/E) ratios ended the fiscal year close to where they started.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and the Vanguard Group.

Reserve Board trimmed short-term interest rates ten times during the year, bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate by another 0.25 percentage point.)
================================================================================
MARKET BAROMETER                            AVERAGE ANNUAL TOTAL RETURNS PERIODS
                                                  ENDED NOVEMBER 30, 2001
                                         ---------------------------------------
                                                 One      Three          Five
                                                Year      Years         Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     11.2%       6.6%          7.4%
Lehman 10 Year Municipal Bond Index              8.2        5.1           6.1
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        4.5        5.0           5.1
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -12.2%       0.5%         10.1%
Russell 2000 Index (Small-caps)                  4.8        6.4           6.8
Wilshire 5000 Index (Entire market)            -11.0        0.8           9.1
MSCI EAFE Index (International)                -19.8       -4.3           0.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                             1.9%       2.7%          2.3%
--------------------------------------------------------------------------------

     The yields of intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Brothers Aggregate Bond Index, a proxy for the taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.

     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were on a par with the inflation rate.

     In the municipal bond market, yields declined, though the fall was not as sharp as in the Treasury market. The yield of a high-quality 30-year municipal bond declined 37 basis points (0.37 percentage point) to 5.06%, and the 10-year muni fell 48 basis points to 4.20%. Three-month muni yields declined 250 basis points, ending the period at 1.70%. The Lehman 7 Year Municipal Bond Index, a good measure of intermediate-term muni bonds, returned 8.1% for the 12 months, as solid price increases supplemented interest income. See the Report from the Adviser on page 9 for more information on the municipal bond market and the relative value of munis versus Treasury bonds.

FISCAL 2001 PERFORMANCE OVERVIEW
As we noted above, the 12-month performance of the VANGUARD CALIFORNIA TAX-EXEMPT FUNDS was solid in absolute terms. The returns of both of our bond funds were augmented by the price increases engendered by the decline in interest rates. The 7.4% total return of the INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND consisted of an income return of 4.6% and a price increase of 2.8%, while the 7.7% total return of the INSURED LONG-TERM TAX-EXEMPT FUND consisted of an income return of 5.1% and a 2.6% price increase. (The

Performance Summaries on pages 17 and 18 present a similar historical breakdown of the funds' returns.) The CALIFORNIA TAX-EXEMPT MONEY MARKET FUND provided a total return of 2.6%, outpacing the 2.2% return of its average peer. Our lower costs were the key reason for our outperformance.

QUALITY MATTERS OVER THE LONG RUN
On average, the credit quality of the bonds selected by the investment adviser for our bond funds is higher than the credit quality of bonds owned by the funds' average peer. Over short periods, higher credit quality can be either a detriment or an advantage, because returns from higher-quality bonds and lower-quality bonds often vary. Over the long run, however, we believe that our tilt toward higher-quality bonds is a prudent stance. Though we emphasize higher-quality--and, thus, lower-yielding--bonds than do our competitors, we have provided superior performance because our cost advantage more than makes up for the difference in yields.

COSTS CONSUME RETURNS
It's almost impossible to overstate the importance of costs in fixed income investing, particularly when it comes to money market funds. Fund expenses are deducted directly from the income that funds pay to their shareholders. This deduction occurs in both good and bad markets, and regardless of whether interest rates are high or low. However, the impact of these expenses is greatest when interest rates are low, because a fund's costs then consume a bigger percentage of its gross income. In fact, in the current market environment, some municipal money market funds now charge more in expenses than they offer in yield.

--------------------------------------------------------------------------------
It's almost impossible to overstate the importance of costs in fixed income investing, particularly when it comes to money market funds.
--------------------------------------------------------------------------------

     Although it is impossible to avoid expenses, you can limit the percentage of your return that is forfeited to these charges. Our funds' Investor Shares have expense ratios (annual expenses as a percentage of average net assets) of about 0.18%, or $1.80 per $1,000 invested, which is just a fraction of the 1.20% charged by the average California insured tax-exempt fund, the 0.79% charged by the average California intermediate-term tax-exempt fund, and the 0.59% charged by the average California tax-exempt money market fund. That means that our funds have a huge advantage: We're fishing in the same pool of securities, yet our peers are charging expenses that are as much as seven times higher.

     We realize that an investment in our funds represents an acceptance of our philosophy, and we pledge to continue to earn your trust. We thank you for entrusting your hard-earned money to us.

AS RATES FALL, RISK RISES
In light of the strong performance of bonds over the past 12 months, it's important to keep in mind that bonds are not risk-free. In fact, as interest rates have slid over the past year, the risk in bond investing has risen dramatically. The prices of existing bonds rise when interest rates decline, because securities that offer more income become more valuable. This price boost contributes to a fund's total return, which consists of the income paid by the bonds and the change in the value of the bonds.
     Over the past year, that combination has added up to strong returns for bonds. But looking ahead, it's wise to expect that bond returns won't be nearly as high. This is because the income earned by bonds is lower today than it was a year ago. Also, because rates have already fallen significantly, further big price gains are not likely. Still, bonds are a great source of income, and they can provide valuable diversification to a portfolio of stocks.

THE MUNICIPAL BOND TAX ADVANTAGE
For California residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in our funds can earn significantly more after-tax income than they could by investing in U.S. Treasury securities. The table at right illustrates this advantage.

================================================================================
COMPARISON OF INCOME                                FROM A HYPOTHETICAL $100,000
                                                      INVESTMENT BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2001
                            ----------------------------------------------------
                             SHORT-TERM       INTERMEDIATE-TERM     LONG-TERM

Taxable gross income             $1,700                  $4,800        $5,300
 Less taxes (38.6%)                (650)                 (1,900)       (2,000)
                            ----------------------------------------------------
 Net after-tax income            $1,050                  $2,900        $3,300
--------------------------------------------------------------------------------
Tax-exempt income                $1,700                  $4,200        $5,100
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME
ADVANTAGE                          $650                  $1,300        $1,800
--------------------------------------------------------------------------------
Percentage advantage                 62%                     45%           55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2001) of 5.3% for long-term U.S. Treasury bonds, 4.8% for intermediate-term U.S. Treasury bonds, 1.7% for U.S. Treasury bills, 5.1% for long-term municipals, 4.2% for intermediate-term municipals, and 1.7% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     Of course, there are important differences between state-specific municipal bond funds and U.S. Treasury bonds. Treasuries are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that invest in a single state lack broad geographic diversification and thus are riskier than those that invest in bonds of many issuers in different states.

LONG-TERM PERFORMANCE OVERVIEW
we believe that the true measure of an investment's success is its long-term record. The table on page 6 compares the performance of our funds over longer periods with that of their average peer mutual funds. It also shows the growth

======================================================================================================
TOTAL RETURNS                                                   TEN YEARS ENDED NOVEMBER 30
                             -------------------------------------------------------------------------
                              VANGUARD     AVERAGE           VANGUARD     AVERAGE        VANGUARD
                              FUND         COMPETING         FUND         COMPETING      ADVANTAGE
                                           FUND                            FUND
------------------------------------------------------------------------------------------------------
CALIFORNIA
TAX-EXEMPT FUND
MONEY MARKET                   3.0%         2.7%             $13,477       $13,000        $477
INSURED INTERMEDIATE-TERM*     6.3          5.4               16,016        15,054         962
INSURED LONG-TERM              7.3          6.4               20,172        18,543       1,629
------------------------------------------------------------------------------------------------------
*Annualized returns since fund's inception on March 4, 1994.

of hypothetical $10,000 investments made in each. As you can see, the VANGUARD CALIFORNIA TAX-EXEMPT FUNDS have established excellent competitive records.
     Our fine long-term performance has been a product of our disciplined investment management and our low costs. Our INSURED LONG-TERM TAX-EXEMPT FUND'S advantage is significant: Over ten years, it has produced more than $1,600 more wealth than its average competitor on the basis of a $10,000 stake. This is over 16% of the original investment.

IN SUMMARY
The turmoil in the stock market over the past 12 months has opened many investors' eyes to the benefits of bonds. But it's important to understand that the strong performance of bonds should not lead investors to abandon a balanced investment program that includes stocks.
     As you build or maintain your portfolio, remember to aim for a diversified mix of stocks, bonds, and short-term investments that suits your goals, time horizon, and tolerance for risk. And keep in mind that while the markets are not within your control, the amount that you pay for your investments is.


Sincerely,

/S/ JOHN J. BRENNAN

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
December 11, 2001

================================================================================
FUND STATISTICS
                               NET ASSET VALUE PER SHARE       TWELVE MONTHS
                            -----------------------------   --------------------
                             NOVEMBER 30,   NOVEMBER 30,    INCOME       CAPITAL
                                    2000           2001     DIVIDENDS    GAINS
                            -----------------------------   --------------------
CALIFORNIA TAX-EXEMPT FUND
 Investor Shares
--------------------------------------------------------------------------------
  MONEY MARKET               $ 1.00          $ 1.00           $0.025       $0.00
  INSURED INTERMEDIATE-TERM   10.82           11.12            0.493        0.00
  INSURED LONG-TERM           11.40           11.70            0.568        0.00
--------------------------------------------------------------------------------
                               NET ASSET VALUE PER SHARE       SINCE INCEPTION
                            -----------------------------   --------------------
                             NOVEMBER 30,    NOVEMBER 30,   INCOME       CAPITAL
                                    2000            2001    DIVIDENDS    GAINS
                            -----------------------------   --------------------
CALIFORNIA TAX-EXEMPT FUND
 Admiral Shares
--------------------------------------------------------------------------------
  INSURED INTERMEDIATE-TERM  $11.36          $11.12           $0.024       $0.00
  INSURED LONG-TERM           11.99           11.70            0.028        0.00
================================================================================

================================================================================
NOTICE TO OUR SHAREHOLDERS

CHANGES IN THE INVESTMENT POLICIES AND NAMES OF THE INSURED INTERMEDIATE-TERM AND INSURED LONG-TERM TAX-EXEMPT FUNDS
After careful consideration, the board of trustees of VANGUARD CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND and VANGUARD CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND has decided to remove the requirement that the funds hold a minimum percentage of assets in municipal bonds that are insured. The board decided that maintaining the "insured" bond requirement would limit our flexibility in managing the funds and would not provide a compensating reduction in risk. Consequently, the word "Insured" will be dropped from the funds' names. The funds will be named VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND and VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND. The changes will take effect in late March 2002. The objective of each fund--providing income that is exempt from both federal and California personal income taxes--will not change.

REASONS FOR THE CHANGE
Each fund's portfolio manager currently is required to invest at least 80% of fund assets in California municipal bonds that are insured for the timely payment of principal and interest. (The insurance does not apply to the share price or your investment in a fund.) Two factors were particularly important in our review: the rising cost of this insurance (a cost that directly reduces a bond's yield) and a reduction in the number of newly issued insured bonds in California.

BENEFITS TO SHAREHOLDERS
Removing the requirement to invest 80% of fund assets in insured bonds is expected to benefit shareholders of each fund in at least two ways:

- It will increase each fund's income yield over time as the funds gradually invest in a larger proportion of uninsured bonds, which historically offer higher yields than insured bonds.

- It will increase the diversification of each fund because the portfolio manager will be able to invest in a less-restrictive combination of insured and uninsured municipal bonds issued in California. (Currently, more than half of the nation's municipal bonds are uninsured.)

THE FUNDS' NEW CREDIT STANDARDS
Although the insurance requirement will be discontinued in late March, the funds will still adhere to Vanguard's high standards of credit quality. Each fund will be required to invest at least 75% of its assets in high-grade municipal bonds--those with credit ratings in one of the three highest categories as determined by independent bond-rating agencies. The rest of each fund's assets may be invested in bonds from the fourth-highest credit-quality category, with the exception that up to 5% of assets may be invested in lower-rated or unrated securities.
--------------------------------------------------------------------------------
8

REPORT FROM THE ADVISER

During the 12 months ended November 30, a sharp decline in interest rates drove bond prices higher and boosted the total returns of VANGUARD CALIFORNIA INSURED INTERMEDIATE- and LONG-TERM TAX-EXEMPT FUNDS to 7.4% and 7.7%, respectively. It was the second consecutive fiscal year in which the funds' interest income was augmented by rising prices. VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND returned 2.6%.

     The INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND and the TAX-EXEMPT MONEY MARKET FUND recorded higher returns than their average competitors, as they have done in every fiscal year since their inceptions (1994 and 1987, respectively). Our INSURED LONG-TERM TAX-EXEMPT FUND trailed its average peer slightly in fiscal 2001. Over the 16 fiscal years since its inception, the fund has topped its average peer 11 times. We fully expect our long-term results to consistently excel, as they have done in the past. Thank you for entrusting your assets to us.

THE ECONOMY ENTERS A RECESSION
The U.S. economy slowed rapidly during the funds' 2001 fiscal year. The production of goods and services--which is measured by "real," or inflation-adjusted, gross domestic product (GDP)--expanded at an annual rate of just 1.3% between January and March, down from 2.3% a year earlier. The National Bureau of Economic Research later said that the nation's ten-year economic expansion ended in March 2001. Employment peaked, six months after industrial production had done so, and a recession began. In the second quarter, GDP grew a tiny 0.3%. Then came the events of September 11.

     The terrorist attacks were an extraneous shock to the economy that increased the severity of the slowdown. Consumer spending, which previously had held up well, was stifled. And corporate spending, which had slowed considerably long before the disasters, slowed even further. The Commerce Department pegged third-quarter 2001 GDP at -1.3%. Most analysts expected economic output to decline in the fourth quarter as well.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in high-quality securities issued by California state, county, and municipal governments.
--------------------------------------------------------------------------------

     The nation's unemployment rate, which just over a year ago reached its lowest point in 30 years (3.9%), climbed steadily in fiscal 2001. Layoffs in the technology sector, combined with dramatic job cuts in the airline and hospitality industries after September 11, helped push the unemployment rate to 5.7%
in November. Before October, the monthly unemployment rate had stayed below 5.0% for more than four years.

     Consumer confidence, a factor that is closely watched because spending by individuals accounts for most of the nation's economic activity, deteriorated during the fiscal year, and plunged after September 11.

     The Federal Reserve Board acted quickly and decisively to renew confidence and to provide liquidity in the face of the catastrophe. Between September 11 and November 30, the central bank reduced its target for the federal funds rate three times, by a total of 150 basis points (1.50 percentage points). Those rate reductions followed seven cuts (for a total of 300 basis points) earlier in the year. On November 30, the federal funds target stood at 2.0%, about even with the 1.9% inflation rate recorded over the past 12 months. (The Fed dropped its target for short-term rates another quarter point on December 11, to 1.75%.) Rates have not been so low since the 1960s.

MUNICIPAL BONDS SHINE
     The finances of many state and local governments weakened during the fiscal year. Budget deficits developed as tax receipts declined while demand for public services--and, thus, government expenditures--grew. California's economy was hit especially hard, as the stock market's troubles wiped out the value of many stock options held by state residents.
     The state appears likely to post a $4 billion budget deficit in fiscal 2002 and has projected a $12 billion deficit for fiscal 2003. Moody's Investors Service recently responded to California's weakened fiscal condition by cutting the state's long-term credit ratings to A1. Fortunately, California's power crisis, which had been a drain on state coffers, seems to have abated. Both Pacific Gas and Electric and Southern California Edison have developed plans to repair their balance sheets.
     During the fiscal period, lower interest rates made it attractive for issuers to call in higher-coupon bonds and replace them with less-costly ones. Across the country, 39% more munis (by dollar value) were issued during the 12 months ended November 30 than in fiscal 2000. In California, $30.3 billion in municipal bonds were issued during the fiscal year, up 29% over the same period one year earlier.

================================================================================
YIELDS ON MUNICIPAL BONDS
                                                                          CHANGE
MATURITY         NOVEMBER 30, 2001      NOVEMBER 30, 2000         (BASIS POINTS)
--------------------------------------------------------------------------------
2-year                   2.35%                    4.33%                  -198
5-year                   3.40                     4.46                   -106
10-year                  4.20                     4.68                    -48
30-year                  5.06                     5.43                    -37
================================================================================
Source: The Vanguard Group.

     Muni bonds in general recorded terrific absolute returns for the period but underperformed U.S. Treasury bonds. As shown in the table above, yields on municipal bonds declined across the maturity spectrum, pushing prices higher.
     Treasury bonds delivered banner results as yields fell dramatically because of the Fed's interest rate cuts. The biggest declines occurred at the short end of the maturity spectrum. For example, the yield of the 2-year Treasury note declined 277 basis points to 2.84% at the end of the fiscal year. The yield of the 30-year Treasury bond fell 32 basis points to 5.29%. A significant portion of that decline came on October 31, when the U.S. Treasury announced that it would no longer sell the 30-year bond.
     Yields of municipal securities fell less than those of Treasuries, so munis became increasingly attractive to taxable investors. Two-year municipal bonds, which provided about 77% of a comparable Treasury yield at the end of fiscal 2000, offered 83% of the Treasury yield at the end of fiscal 2001. And 30-year municipal bonds offered 96% of the yield of 30-year Treasuries, meaning that even investors subject to the lowest level of federal income tax would derive more after-tax income from munis than from Treasuries.

OUR INVESTMENT APPROACH
In investing your money, we take prudent risks that are consistent with the funds' policies. Our low operating expenses have enabled us to consistently deliver above-average tax-exempt dividends. Together, sound decision-making and low costs have proved to be a winning combination, helping us to outpace the majority of our peer funds over time. We expect that our approach will serve you equally well in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Daniel S. Solender, Principal
Vanguard Fixed Income Group


December 17, 2001

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
 FOR CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 15.

===========================================
FINANCIAL ATTRIBUTES
Yield              1.5%
Average Maturity   55 days
Average Quality    MIG-1
Expense Ratio      0.18%
==========================================

==========================================
DISTRIBUTION BY CREDIT QUALITY
      (% of portfolio)
MIG-1/SP-1+        67.3%
A-1/P-1            31.4
AAA/AA              1.3
A                   0.0
------------------------------------------
Total             100.0%
==========================================

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
 FOR CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 15.

================================================
FINANCIAL ATTRIBUTES
                                 LEHMAN
                       FUND      INDEX*
------------------------------------------------
Number of Issues        474      41,846
Yield                              4.3%
  Investor Shares      3.5%
  Admiral Shares       3.6%
Yield to Maturity      3.9%          --
Average Coupon         5.0%        5.4%
Average Maturity  7.1 years  13.9 years
Average Quality         AAA         AA+
Average Duration  5.6 years   7.7 years
Expense Ratio
  Investor Shares     0.17%          --
  Admiral Shares      0.12%**        --
Cash Investments       0.0%          --
================================================

================================================
DISTRIBUTION BY CREDIT QUALITY
      (% of portfolio)
AAA           88.9%
AA             7.0
A              2.9
BBB            1.2
BB             0.0
B              0.0
------------------------------------------------
Total        100.0%
================================================


================================================
INVESTMENT FOCUS
 CREDIT QUALITY -   HIGH
 AVERAGE MATURITY - MEDIUM
================================================


================================================
VOLATILITY MEASURES
                       Lehman
               Fund    Index*
------------------------------------------------
R-Squared      0.90      1.00
Beta           0.93      1.00
================================================

================================================
DISTRIBUTION BY MATURITY
     (% of portfolio)
Under 1 Year    6.9%
1-5 Years      23.1
5-10 Years     59.8
10-20 Years    10.2
20-30 Years     0.0
Over 30 Years   0.0
------------------------------------------------
Total 100.0%
================================================

 *Lehman Municipal Bond Index.
**Annualized.                                                [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
 FOR CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 15.

================================================
FINANCIAL ATTRIBUTES
                                 LEHMAN
                       FUND      INDEX*
------------------------------------------------
Number of Issues        352      41,846
Yield                              4.3%
  Investor Shares      4.1%
  Admiral Shares       4.2%
Yield to Maturity      4.4%          --
Average Coupon         4.1%        5.4%
Average Maturity 10.4 years  13.9 years
Average Quality         AAA         AA+
Average Duration  7.8 years   7.7 years
Expense Ratio
  Investor Shares     0.18%          --
  Admiral Shares    0.13%**          --
Cash Investments       0.0%          --
================================================

================================================
Distribution by Credit Quality
    (% of portfolio)

AAA           92.9%
AA             1.8
A              3.6
BBB            1.7
BB             0.0
B              0.0
------------------------------------------------
Total        100.0%
================================================


================================================
INVESTMENT FOCUS
 CREDIT QUALITY -   HIGH
 AVERAGE MATURITY - LONG
================================================


================================================
VOLATILITY MEASURES
                       Lehman
               Fund    Index*
-----------------------------------------------
R-Squared      0.96      1.00
Beta           1.28      1.00
================================================

================================================
DISTRIBUTION BY MATURITY
     (% of portfolio)
Under 1 Year    9.3%
1-5 Years      10.9
5-10 Years     48.4
10-20 Years    24.9
20-30 Years     5.4
Over 30 Years   1.1
------------------------------------------------
Total         100.0%
================================================

*Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
   FOR CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
================================================================================
CUMULATIVE PERFORMANCE November 30, 1991-November 30, 2001
[MOUNTAIN CHART]
INITIAL INVESTMENT of $10,000
--------------------------------------------------------------------------------
                  CALIFORNIA TAX-EXEMPT       AVERAGE TAX-EXEMPT
  QUARTER ENDED      MONEY MARKET FUND         MONEY MARKET FUND
         199111                  10000         10000
         199202                  10088         10079
         199205                  10167         10151
         199208                  10231         10209
         199211                  10297         10268
         199302                  10360         10323
         199305                  10421         10376
         199308                  10483         10426
         199311                  10545         10477
         199402                  10602         10529
         199405                  10666         10584
         199408                  10735         10643
         199411                  10818         10714
         199502                  10917         10803
         199505                  11023         10899
         199508                  11118         10982
         199511                  11218         11067
         199602                  11313         11154
         199605                  11405         11236
         199608                  11496         11311
         199611                  11591         11389
         199702                  11684         11473
         199705                  11784         11562
         199708                  11884         11645
         199711                  11986         11730
         199802                  12080         11816
         199805                  12182         11908
         199808                  12271         11983
         199811                  12358         12054
         199902                  12436         12126
         199905                  12524         12204
         199908                  12610         12279
         199911                  12702         12344
         200002                  12794         12431
         200005                  12906         12534
         200008                  13022         12636
         200011                  13139         12722
         200102                  13236         12814
         200105                  13337         12904
         200108                  13415         12969
         200111                  13477         13000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED NOVEMBER 30, 2001
                          ------------------------------      FINAL VALUE
                                ONE      FIVE        TEN     OF A $10,000
                               YEAR     YEARS      YEARS       INVESTMENT
--------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT
  MONEY MARKET FUND            2.57%     3.06%      3.03%         $13,477
Average California Tax-Exempt
  Money Market Fund*           2.18      2.68       2.66           13,000
--------------------------------------------------------------------------------


================================================================================
TOTAL INVESTMENT RETURNS (%) November 30, 1991-November 30, 2001
--------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT      AVERAGE
            MONEY MARKET FUND            FUND*

FISCAL            TOTAL                  TOTAL
YEAR             RETURN                 RETURN
----------------------------------------------
1992               3.0%                    2.7%
1993               2.4                     2.0
1994               2.6                     2.3
1995               3.7                     3.3
1996               3.3                     2.9
---------------------------------------------
---------------------------------------------
            CALIFORNIA TAX-EXEMPT      AVERAGE
            MONEY MARKET FUND            FUND*

FISCAL            TOTAL                  TOTAL
YEAR             RETURN                 RETURN
----------------------------------------------
1997               3.4%                    3.0%
1998               3.1                     2.8
1999               2.8                     2.4
2000               3.4                     3.1
2001               2.6                     2.2
----------------------------------------------
SEC 7-Day Annualized Yield (11/30/2001): 1.51%
================================================================================


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.
--------------------------------------------------------------------------------
                                                                 TEN YEARS
                                             ONE   FIVE  -----------------------
                          INCEPTION DATE    YEAR  YEARS  CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND          6/1/1987        2.90%  3.11%    0.00%    3.07%  3.07%
--------------------------------------------------------------------------------

*Average California Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 47 for dividend information for the past five years.

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
   FOR CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

================================================================================
CUMULATIVE PERFORMANCE November 30, 1991-November 30, 2001
[MOUNTAIN CHART]
Initial investment of $10,000
--------------------------------------------------------------------------------
                       CALIFORNIA INSURED
                       INTERMEDIATE-TERM    AVERAGE CALIFORNIA     LEHMAN 7 YEAR
                       TAX-EXEMPT FUND      INTERMEDIATE          MUNICIPAL BOMD
   QUARTER ENDED       INVESTOR SHARES      MUNICIPAL DEBT FUND       INDEX
       3/4/1994             10000               10000                 10000
         199405             10142               10039                 10059
         199408             10313               10189                 10236
         199411              9981                9813                  9889
         199502             10538               10349                 10458
         199505             10895               10730                 10876
         199508             11044               10879                 11134
         199511             11367               11171                 11397
         199602             11539               11295                 11531
         199605             11436               11180                 11379
         199608             11668               11352                 11568
         199611             12095               11731                 11994
         199702             12175               11779                 12101
         199705             12314               11909                 12156
         199708             12603               12180                 12468
         199711             12810               12361                 12719
         199802             13113               12639                 13022
         199805             13216               12761                 13136
         199808             13528               13007                 13418
         199811             13766               13191                 13647
         199902             13902               13291                 13798
         199905             13865               13283                 13756
         199908             13711               13096                 13619
         199911             13803               13120                 13712
         200002             13873               13144                 13680
         200005             13999               13304                 13789
         200008             14791               13954                 14463
         200011             14907               14027                 14610
         200102             15422               14482                 15160
         200105             15415               14556                 15316
         200108             16043               15097                 15820
         200111             16016               15054                 15797
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 2001
                                    ------------------------------   FINAL VALUE
                                      ONE      FIVE        TEN      OF A $10,000
                                     YEAR     YEARS      YEARS        INVESTMENT
--------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE-TERM
  TAX-EXEMPT FUND Investor Shares     7.44%   5.78%        6.27%         $16,016
Average California Intermediate
  Municipal Debt Fund**               7.32    5.11         5.43           15,054
Lehman 7 Year Municipal Bond Index    8.13    5.66         6.08           15,797
--------------------------------------------------------------------------------

                                            TOTAL RETURNS       FINAL VALUE OF A
                     NOVEMBER 12, 2001*-NOVEMBER 30, 2001    $250,000 INVESTMENT
--------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE-TERM
  TAX-EXEMPT FUND Admiral Shares     -1.90%                             $245,247
Lehman 7 Year Municipal Bond Index   -1.70                               245,745
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENT RETURNS (%) MARCH 4, 1994-NOVEMBER 30, 2001
--------------------------------------------------------------------------------
      CALIFORNIA INSURED INTERMEDIATE-TERM
       TAX-EXEMPT FUND INVESTOR SHARES           LEHMAN+
        -------------------------------         ----------
Fiscal     Capital    Income      Total           Total
  Year      Return    Return     Return          Return
----------------------------------------------------------
1994          -3.6%      3.4%      -0.2%           -1.1%
1995           8.3       5.6       13.9            15.2
1996           1.3       5.1        6.4             5.2
1997           1.0       4.9        5.9             6.0
----------------------------------------------------------
      CALIFORNIA INSURED INTERMEDIATE-TERM
       TAX-EXEMPT FUND INVESTOR SHARES           LEHMAN***
        -------------------------------         ----------
Fiscal     Capital    Income      Total           Total
  Year      Return    Return     Return          Return
----------------------------------------------------------
1994          -3.6%      3.4%      -0.2%           -1.1%
1998           2.7%      4.8%       7.5%            7.3%
1999          -4.1       4.4        0.3             0.5
2000           3.0       5.0        8.0             6.6
2001           2.8       4.6        7.4             8.1
================================================================================


================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.
--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                                          ONE    FIVE   ------------------------
                      INCEPTION DATE     YEAR   YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
CALIFORNIA INSURED
 INTERMEDIATE-TERM
 TAX-EXEMPT FUND
 Investor Shares      3/4/1994          8.77%   6.37%     1.54%    4.87%   6.41%
================================================================================

*Investor Shares inception: March 4, 1994;Admiral Shares inception: November 12, 2001.

 **Derived from data provided by Lipper Inc.
  +Lehman 7 Year Municipal Bond Index.

Note: See Financial Highlights tables on page 48 for dividend and capital gains information.
                                                                              17

PERFORMANCE  SUMMARY                                     AS OF NOVEMBER 30, 2001
    FOR CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

================================================================================
CUMULATIVE PERFORMANCE November 30, 1991-November 30, 2001
[MOUNTAIN CHART]
Initial investment of $10,000
CUMULATIVE PERFORMANCE November 30, 1991-November 30, 2001
--------------------------------------------------------------------------------
                       CALIFORNIA INSURED
                       LONG-TERM            AVERAGE CALIFORNIA     LEHMAN 7 YEAR
                       TAX-EXEMPT FUND      INNSURED              MUNICIPAL BOMD
   QUARTER ENDED       INVESTOR SHARES      MUNICIPAL DEBT FUND       INDEX
         199111             10000               10000                 10000
         199202             10242               10223                 10241
         199205             10497               10477                 10458
         199208             10889               10876                 10845
         199211             11081               11010                 11002
         199302             11917               11824                 11650
         199305             11918               11844                 11709
         199308             12347               12348                 12168
         199311             12358               12336                 12222
         199402             12475               12414                 12295
         199405             12139               11894                 11998
         199408             12345               12040                 12190
         199411             11632               11297                 11583
         199502             12835               12439                 12531
         199505             13340               12975                 13095
         199508             13354               12894                 13271
         199511             13970               13598                 13773
         199602             14142               13753                 13916
         199605             13841               13387                 13694
         199608             14186               13645                 13967
         199611             14935               14320                 14583
         199702             14935               14353                 14683
         199705             15126               14494                 14828
         199708             15543               14851                 15259
         199711             15910               15234                 15629
         199802             16332               15626                 16025
         199805             16513               15783                 16219
         199808             16924               16055                 16578
         199811             17232               16350                 16842
         199902             17424               16459                 17010
         199905             17336               16364                 16976
         199908             16896               15823                 16661
         199911             16850               15724                 16661
         200002             16982               15763                 16656
         200005             17195               15953                 16830
         200008             18455               16929                 17790
         200011             18722               17171                 18024
         200102             19398               17771                 18712
         200105             19321               17748                 18873
         200108             20275               18555                 19603
         200111             20172               18543                 19601

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 2001
                                    ---------------------------------FINAL VALUE
                                       ONE    FIVE          TEN     OF A $10,000
                                      YEAR   YEARS        YEARS       INVESTMENT
--------------------------------------------------------------------------------
CALIFORNIA INSURED LONG-TERM
  TAX-EXEMPT FUND Investor Shares     7.75%   6.20%        7.27%         $20,172
Average California Insured
  Municipal Debt Fund*                7.99    5.30         6.37           18,543
Lehman Municipal Bond Index          8.75     6.09         6.96           19,601
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL RETURNS       FINAL VALUE OF A
                     NOVEMBER 12, 2001*-NOVEMBER 30, 2001    $250,000 INVESTMENT
--------------------------------------------------------------------------------
CALIFORNIA INSURED LONG-TERM
  TAX-EXEMPT FUND Admiral Shares     -2.18%                             $244,539
Lehman Municipal Bond Index          -1.55                               246,138
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENT RETURNS (%) November 30, 1991-November 30, 2001

          CALIFORNIA INSURED LONG-TERM
       TAX-EXEMPT FUND INVESTOR SHARES           LEHMAN***
        -------------------------------         ----------
Fiscal     Capital    Income      Total           Total
  Year      Return    Return     Return          Return
----------------------------------------------------------
1992           4.4%      6.4%      10.8%           10.0%
1993           5.7       5.8       11.5            11.1
1994         -11.0       5.1       -5.9            -5.2
1995          13.6       6.5       20.1            18.9
1996           1.3       5.6        6.9             5.9
----------------------------------------------------------
          CALIFORNIA INSURED LONG-TERM
       TAX-EXEMPT FUND INVESTOR SHARES           LEHMAN***
        -------------------------------         ----------
Fiscal     Capital    Income      Total           Total
  Year      Return    Return     Return          Return
----------------------------------------------------------
1997           1.1%      5.4%       6.5%            7.2%
1998           3.1       5.2        8.3             7.8
1999          -7.0       4.8       -2.2            -1.1
2000           5.5       5.6       11.1             8.2
2001           2.6       5.1        7.7             8.8
--------------------------------------------------------------------------------

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.
--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                                          ONE    FIVE   ------------------------
                      INCEPTION DATE     YEAR   YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
CALIFORNIA INSURED
LONG-TERM TAX-EXEMPT
FUND Investor Shares   4/7/1986         9.98%   6.96%     1.76%    5.57%   7.33%
--------------------------------------------------------------------------------
   *Derived from data provided by Lipper Inc.
  **Inception.
 ***Lehman Municipal Bond Index.

Note: See Financial Highlights tables on page 49 for dividend and capital gains information. Financial Statements
18

FINANCIAL STATEMENTS
    NOVEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


==================================================================================================================
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                            COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
-----------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
 (Capital Improvement Financing Pooled Project)                      1.35%    12/6/2001(2)      $10,300   $10,300
Alameda-Contra Costa CA School Financing Auth. COP VRDO
 (Capital Improvement Financing Pooled Project)                      1.40%    12/6/2001LOC       10,645    10,645
Anaheim CA Public Improvement Corp. Lease COP VRDO                   1.25%    12/5/2001(2)       28,480    28,480
Bay Area California Govt. Association (Bay Area Rapid Transit)       4.50%    6/15/2002(2)       12,500    12,619
California Communities Dev. Auth. COP VRDO
 (Memorial Health Services)                                          1.65%    12/5/2001          70,020    70,020
California Community College Financing Auth. TOB VRDO                1.60%    12/5/2001(4)*      25,000    25,000
California Dept. of Veteran Affairs Rev. TOB VRDO                    1.32%    12/6/2001*          4,320     4,320
California Dept. of Water Resources Water System Rev.
 TOB VRDO (Central Valley Project)                                   1.27%    12/6/2001(3)*      11,000    11,000
California Dept. of Water Resources Water System Rev.
 TOB VRDO (Central Valley Project)                                   1.34%    12/6/2001*         16,435    16,435
California Educ. Fac. Auth. Rev. TOB VRDO (Stanford Univ.)           1.24%    12/6/2001*         11,175    11,175
California Educ. Fac. Auth. Rev. VRDO (Pepperdine Univ.)             1.30%    12/6/2001           6,000     6,000
California Educ. Fac. Auth. Rev. VRDO (Stanford Univ.)               1.20%    12/5/2001           9,580     9,580
California Educ. Fac. Auth. Rev. VRDO (Univ. of San Francisco)       1.30%    12/5/2001LOC        6,500     6,500
California GO CP                                                     2.10%    12/10/2001          8,100     8,100
California GO Eagle Trust TOB VRDO                                   1.29%    12/6/2001(4)*      24,380    24,380
California GO TOB VRDO                                               1.34%    12/6/2001(3)*       2,750     2,750
California Health Fac. Finance Auth. VRDO
 (Adventist Health System West Sutter Health)                        1.25%    12/6/2001LOC       20,900    20,900
California Health Fac. Finance Auth. VRDO
 (Adventist Health System West Sutter Health)                        1.45%    12/6/2001LOC        7,800     7,800
California Health Fac. Finance Auth. VRDO
 (Catholic Healthcare West)                                          1.25%    12/5/2001(1)        7,300     7,300
California Health Fac. Finance Auth. VRDO
 (Memorial Health Services)                                          1.65%    12/5/2001          42,220    42,220
-----------------------------------------------------------------------------------------------------------------


==================================================================================================================
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                            COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
California Housing Finance Agency Home Mortgage Rev.                 2.95%    6/14/2002         $65,000   $65,000
California Housing Finance Agency Home Mortgage Rev. VRDO            1.25%    12/4/2001           7,235     7,235
California Housing Finance Agency Home Mortgage Rev. VRDO            1.28%    12/5/2001           8,990     8,990
California Housing Finance Agency Home Mortgage Rev. VRDO            1.28%    12/5/2001(1)       34,700    34,700
California Housing Finance Agency Home Mortgage Rev. VRDO            1.28%    12/5/2001(4)       10,000    10,000
California Housing Finance Agency Home Mortgage Rev. VRDO            1.32%    12/6/2001*          8,370     8,370
California Housing Finance Agency Home Mortgage Rev. VRDO            1.35%    12/5/2001(4)        3,400     3,400
California Housing Finance Agency Home Mortgage Rev. VRDO            1.55%    12/5/2001(4)        9,400     9,400
California Housing Finance Agency Home Mortgage Rev. VRDO
 (Multi-Family Housing III)                                          1.23%    12/5/2001           6,070     6,070
California Housing Finance Agency Home Mortgage Rev. VRDO
 (Multi-Family Housing III)                                          1.33%    12/5/2001          19,000    19,000
California Housing Finance Agency Home Mortgage Rev. VRDO
 (Multi-Family Housing III)                                          1.35%    12/4/2001           2,670     2,670
California Housing Finance Agency Home Mortgage Rev. VRDO
 (Multi-Family Housing III)                                          1.40%    12/4/2001           2,640     2,640
California Pollution Control Financing Auth.
 Solid Waste Disposal Rev. VRDO (Shell Oil Co.-Martinez)             1.45%    12/4/2001          12,690    12,690
California School Cash Reserve Program Auth. Pool A                  4.00%     7/3/2002(2)      100,000   100,775
California School Fac. Financing Corp. COP VRDO                      1.35%    12/5/2001LOC       12,185    12,185
California State Univ. Institute CP                                  1.60%     2/7/2002LOC        2,125     2,125
California State Univ. Institute CP                                  2.00%     2/7/2002LOC       21,500    21,500
California State Univ. Institute CP                                  2.00%    2/13/2002LOC       46,950    46,950
Clovis CA Unified School Dist. TRAN                                  3.25%    6/30/2002          14,000    14,050
Conejo Valley CA Unified School Dist. TRAN                           3.25%     7/5/2002          10,120    10,157
Dublin San Ramon Services Dist. California Sewer Rev.COP VRDO        1.25%    12/6/2001(1)       12,500    12,500
Fresno CA Sewer Rev. VRDO                                            1.20%    12/5/2001(3)       27,750    27,750
Fresno County CA TRAN                                                3.50%     7/1/2002          17,000    17,084
Irvine CA Assessment Dist. Improvement Bonds VRDO                    1.25%    12/4/2001LOC        4,200     4,200
Irvine CA Assessment Dist. Improvement Bonds VRDO                    1.35%    12/4/2001LOC        3,000     3,000
Irvine CA Assessment Dist. Improvement Bonds VRDO
 (Northwest Irvine)                                                  1.35%    12/4/2001LOC        1,550     1,550
Irvine CA Ranch Water Dist. VRDO                                     1.25%    12/4/2001LOC        2,900     2,900
Kern County CA TRAN                                                  3.50%     7/2/2002          60,000    60,310
Kern County CA VRDO (Public Fac. Project)                            1.20%    12/5/2001LOC       26,200    26,200
Long Beach CA Harbor Rev. TOB VRDO                                   1.32%    12/6/2001(3)*       5,650     5,650
Los Angeles CA Community College Dist.                               4.00%     8/1/2002          12,570    12,681
Los Angeles CA Dept. of Water & Power CP
 (Electric Plant Short-Term Rev.)                                   2.00%     3/11/2002LOC        9,000     9,000
Los Angeles CA Dept. of Water & Power CP
 (Electric Plant Short-Term Rev.)                                    2.25%    12/3/2001LOC       46,000    46,000
Los Angeles CA Dept. of Water & Power Rev. TOB VRDO                 1.24%     12/6/2001(1)*       8,350     8,350
Los Angeles CA Dept. of Water & Power Rev. VRDO                     1.20%     12/6/2001          32,000    32,000
Los Angeles CA Dept. of Water & Power Rev. VRDO                     1.25%     12/6/2001          64,250    64,250
Los Angeles CA Dept. of Water & Power Rev. VRDO                     1.40%     12/6/2001           3,500     3,500
Los Angeles CA TRAN                                                 3.50%     6/28/2002          25,000    25,137
Los Angeles CA Unified School Dist. TOB VRDO                        1.24%     12/6/2001(3)*      30,845    30,845
Los Angeles CA Unified School Dist. TRAN                            4.00%     7/23/2002          26,485    26,723
Los Angeles CA Wastewater System Rev. CP                            2.00%     1/31/2002          22,470    22,470
Los Angeles CA Wastewater System Rev. CP                            2.05%     1/31/2002          32,375    32,375
Los Angeles CA Wastewater System Rev. CP                            2.25%     1/10/2002          10,100    10,100
Los Angeles CA Wastewater System Rev. PUT                           1.88%    10/31/2002(3)       32,000    32,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. CP         2.00%    2/19/2002LOC        4,764     4,764
-----------------------------------------------------------------------------------------------------------------

20


==================================================================================================================
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO       1.15%    12/6/2001(1)      $43,070   $43,070
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO       1.25%    12/5/2001(3)       43,100    43,100
Los Angeles County CA Pension Obligations VRDO                       1.25%   12/5/2001(2)       126,285   126,285
Los Angeles County CA Schools Pooled Financing Program TRAN          3.50%     7/1/2002(4)       18,000    18,084
Los Angeles County CA TRAN                                           3.75%    6/28/2002          56,500    56,887
Marin County CA TRAN                                                 3.50%    6/28/2002          18,500    18,597
Metro. Water Dist. of Southern California Rev. TOB VRDO              1.27%    12/6/2001*          5,000     5,000
Metro. Water Dist. of Southern California Rev. TOB VRDO              1.34%    12/6/2001*         14,995    14,995
Metro. Water Dist. of Southern California Rev. VRDO                  1.10%    12/6/2001(2)        8,200     8,200
Metro. Water Dist. of Southern California Rev. VRDO                  1.15%    12/6/2001          36,700    36,700
Metro. Water Dist. of Southern California Rev. VRDO                  1.20%    12/6/2001          12,700    12,700
Metro. Water Dist. of Southern California Rev. VRDO                  1.25%    12/5/2001          15,000    15,000
Metro. Water Dist. of Southern California Rev. VRDO                  1.35%    12/4/2001          63,200    63,200
Mission Viejo CA Community Dev. Financing Auth. VRDO
 (Mission Viejo Mall Improvement Project)                            1.20%    12/5/2001LOC       31,100    31,100
MSR California Public Power Agency VRDO
 (San Juan Project)                                                  1.30%    12/4/2001(1)       28,300    28,300
Newport Beach CA VRDO (Hoag Memorial Hosp.)                          1.40%    12/4/2001             900       900
Oakland CA Joint Powers Financing Auth. Lease Bonds Rev. VRDO        1.15%    12/6/2001(4)          700       700
Oakland CA Joint Powers Financing Auth. Lease Bonds Rev. VRDO        1.25%    12/6/2001(4)       60,100    60,100
Orange County CA Sanitation Dist. COP VRDO                           1.15%    12/6/2001(2)       33,700    33,700
Otay CA Water Dist. COP VRDO (Capital Project)                       1.20%    12/5/2001LOC        8,400     8,400
Port of Oakland CA Rev. TOB VRDO                                     1.32%    12/6/2001(3)*      24,600    24,600
Riverside County CA Public Fac. Project VRDO                         1.45%    12/4/2001LOC       11,220    11,220
Sacramento County CA GO TOB VRDO                                     1.60%    12/5/2001*         72,500    72,500
Sacramento County CA VRDO
 (Administration Center & Courthouse Project)                        1.35%    12/6/2001LOC        9,600     9,600
San Bernardino CA Medical Center COP VRDO                            1.28%    12/5/2001(1)        9,300     9,300
San Diego CA Unified School Dist. TRAN                               3.50%     8/1/2002          24,200    24,398
San Francisco CA Airport CP                                          1.50%   12/17/2001LOC        4,630     4,630
San Francisco CA Airport CP                                          1.75%     2/7/2002LOC       10,000    10,000
San Francisco CA Airport CP                                          1.95%    2/13/2002LOC        7,800     7,800
San Francisco CA Airport CP                                          2.00%    2/19/2002LOC       13,000    13,000
San Francisco CA Airport CP                                          2.00%     3/7/2002LOC       10,000    10,000
San Francisco CA Bay Area Rapid Transit Dist. Sales Tax
 Rev. TOB VRDO                                                       1.24%    12/6/2001(3)*       2,745     2,745
San Francisco CA City & County Finance Corp. Lease
 Rev. VRDO (Moscone Center Expansion Project)                        1.15%    12/6/2001(2)        7,100     7,100
San Francisco CA City & County Finance Corp. Lease
 Rev. VRDO (Moscone Center Expansion Project)                        1.25%    12/6/2001(2)       19,900    19,900
San Jose CA Redev. Agency VRDO                                       1.40%    12/5/2001LOC       14,900    14,900
San Jose CA Unified School Dist. Santa Clara County TRAN             2.75%    11/6/2002          30,000    30,205
San Jose/Santa Clara CA Clean Water & Sewer Finance Auth. VRDO       1.25%    12/5/2001(3)        3,700     3,700
Southern California Public Power Auth. VRDO(Transmission Project)    1.20%    12/5/2001(4)       53,200    53,200
Southern California Public Power Auth. VRDO(Transmission Project)    1.25%    12/5/2001(2) LOC   75,800    75,800
-----------------------------------------------------------------------------------------------------------------

                                                                              21

==================================================================================================================
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                            COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Southern California Public Power Auth. VRDO(Transmission Project)    1.25%    12/5/2001(4)      $66,065   $66,065
Torrance CA Hospital Rev. VRDO (Torrance Memorial Medical Center)    1.35%    12/6/2001LOC        3,000     3,000
Univ. of California Regents CP                                       1.60%    3/21/2002           5,000     5,000
Univ. of California Regents CP                                       1.95%    12/7/2001          22,421    22,421
Univ. of California Regents CP                                       2.00%   12/20/2001          6,000      6,000
Univ. of California Regents CP                                       2.05%    3/11/2002          15,500    15,500
Univ. of California Regents CP                                       2.05%    3/12/2002          28,000    28,000
Vallejo CA Unified School Dist. VRDO                                 1.30%    12/6/2001LOC        2,800     2,800
Ventura CA CP                                                        2.60%   12/11/200LOC         6,800     6,800
Ventura County CA TOB VRDO                                           1.50%    12/5/2001*         25,000    25,000
Wateruse Financial Auth. of California VRDO                          1.35%    12/5/2001(4)       25,590    25,590
West Basin CA Muni. Water Dist. Rev. COP VRDO
 (Phase III Recycled Water Project)                                  1.25%    12/5/2001LOC        6,900     6,900
OUTSIDE CALIFORNIA:
Puerto Rico Aqueduct & Sewer Auth. TOB VRDO                          1.24%    12/6/2001*         14,190    14,190
Puerto Rico Electric Power Auth. Rev. TOB VRDO                       1.24%    12/6/2001(1)*      11,795    11,795
Puerto Rico Electric Power Auth. Rev. TOB VRDO                       1.24%    12/6/2001(4)*      14,865    14,865
Puerto Rico Electric Power Auth. Rev. TOB VRDO                       1.31%    12/6/2001(4)*       2,100     2,100
Puerto Rico GO                                                       6.00%     7/1/2002(Prere.)  10,500    10,861
Puerto Rico GO TOB VRDO                                              1.24%    12/6/2001(1)*      36,715    36,715
Puerto Rico GO TOB VRDO                                              1.26%    12/6/2001(1)*      18,090    18,090
Puerto Rico GO TOB VRDO                                              1.30%    12/5/2001(1)*      24,995    24,995
Puerto Rico GO TOB VRDO                                              1.30%    12/5/2001(4)*      16,680    16,680
Puerto Rico GO TOB VRDO                                              1.36%    12/6/2001(1)*      20,515    20,515
Puerto Rico Highway & Transp. Auth.Highway Rev. TOB VRDO             1.24%    12/6/2001(1)*      17,535    17,535
Puerto Rico Infrastructure Financing Auth.
 Special Obligation Bonds TOB VRDO                                   1.24%    12/6/2001*         30,620    30,620
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. TOB VRDO          1.24%    12/6/2001(2)*       4,000     4,000
Puerto Rico Public Finance Corp. TOB VRDO                            1.26%    12/6/2001(1)*       7,605     7,605
Puerto Rico TRAN                                                     3.00%    7/30/2002          25,000    25,138
-----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                                                   2,753,166
 (Cost $2,753,166)
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                       29,632
Liabilities                                                                                                (8,578)
                                                                                                       ----------
                                                                                                           21,054
                                                                                                       ----------
=================================================================================================================
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 2,774,126,504 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)
                                                                                                       $2,774,220
=================================================================================================================
NET ASSET VALUE PER SHARE                                                                                   $1.00
=================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the aggregate value of these securities was $512,820,000, representing 18.5% of net assets.

For key to abbreviations and other references, see page 43.

22

================================================================================
                                                                Amount       Per
                                                                 (000)     Share
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                             $2,774,254     $1.00
Undistributed Net Investment Income                                 --        --
Accumulated Net Realized Losses                                    (34)       --
UNrealized Appreciation                                             --        --
--------------------------------------------------------------------------------
NET ASSETS                                                  $2,774,220     $1.00
================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
CALIFORNIA INSURED                                                             MATURITY          AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                  COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (100.3%)
-----------------------------------------------------------------------------------------------------------------
ISSUER INSURED (81.4%)
ABAG Finance Auth. for Non-Profit Corp. COP
 (Children's Hosp. Medical Center)                                   6.00%    12/1/2015(2)       $9,180  $10,312
Alameda CA Corridor Transp. Auth. Rev.                               5.00%    10/1/2012(1)        1,950     2,077
Alameda CA Corridor Transp. Auth. Rev.                              5.125%    10/1/2016(2)        3,165     3,306
Alameda County CA COP                                               5.375%    12/1/2012(1)        8,000     8,904
Alameda County CA COP                                               5.375%    12/1/2013(1)        3,505     3,871
Alameda County CA COP                                               5.375%    12/1/2015(1)        1,500     1,628
Alameda County CA COP (Medical Center Project)                       5.25%     6/1/2008(1)        1,965     2,156
Alameda County CA COP (Medical Center Project)                       5.25%     6/1/2009(1)        2,910     3,190
Alameda County CA COP (Medical Center Project)                       5.25%     6/1/2012(1)        1,595     1,713
Alameda County CA COP (Medical Center Project)                       5.25%     6/1/2013(1)        1,785     1,907
Alameda County CA COP (Medical Center Project)                      5.375%     6/1/2014(1)        1,880     2,009
Alameda County CA COP (Medical Center Project)                      5.375%     6/1/2015(1)        3,960     4,208
Anaheim CA Convention Center Finance COP                             0.00%     8/1/2004(1)        3,120     2,882
Anaheim CA Public Finance Auth. Rev.                                 6.00%     9/1/2008(4)        2,000     2,284
Antioch CA Public Financing Reassessment Rev.                        5.00%     9/2/2013(2)       12,200    12,703
Bay Area California Govt. Association (Bay Area Rapid Transit)       5.00%    6/15/2005(2)        9,160     9,835
Bay Area California Govt. Association (Bay Area Rapid Transit)       5.00%    6/15/2006(2)       11,550    12,503
Bay Area California Govt. Association (Bay Area Rapid Transit)       5.00%    6/15/2007(2)       38,305    41,457
Cabrillo CA Community College Dist. Rev.                             0.00%     8/1/2011(3)        2,465     1,618
Cabrillo CA Community College Dist. Rev.                             0.00%     8/1/2012(3)        2,525     1,556
Cabrillo CA Community College Dist. Rev.                             0.00%     8/1/2013(3)        2,590     1,499
Cabrillo CA Community College Dist. Rev.                             0.00%     8/1/2014(3)        2,655     1,441
California Dept. of Water Resources Water System Rev.
 (Central Valley Project)                                            5.50%    12/1/2014(4)        4,000     4,436
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2005(1)        3,100     2,745
California GO                                                        5.25%     9/1/2013(1)       25,000    26,603
California GO                                                        5.75%    12/1/2009(2)       13,265    14,880
California GO                                                        5.75%     2/1/2011(3)        6,500     7,297
California Health Fac. Finance Auth. (Catholic Healthcare West)      5.50%     7/1/2008(1)        3,290     3,654
California Health Fac. Finance Auth. (Catholic Healthcare West)      5.50%     7/1/2009(1)        3,580     3,951
California Health Fac. Finance Auth. (Catholic Healthcare West)      5.50%     7/1/2010(1)        3,060     3,358
California Health Fac. Finance Auth. (Catholic Healthcare West)      5.50%     7/1/2011(1)        3,950     4,309
California Health Fac. Finance Auth. (Catholic Healthcare West)      5.50%     7/1/2012(1)        3,635     3,945
California Health Fac. Finance Auth. (Catholic Healthcare West)      5.75%     7/1/2010(1)        7,000     7,660
California Health Fac. Finance Auth. (Catholic Healthcare West)     5.875%     7/1/2009(2)        5,000     5,441
California Health Fac. Finance Auth. (Catholic Healthcare West)      7.00%     7/1/2005(2)        3,410     3,884
California Health Fac. Finance Auth. (Catholic Healthcare West)      7.00%     7/1/2006(2)        3,395     3,952
California Health Fac. Finance Auth. (Children's Hosp.)              6.00%     7/1/2002(1)        1,280     1,310
California Health Fac. Finance Auth. (Children's Hosp.)              6.00%     7/1/2004(1)        1,645     1,781
California Health Fac. Finance Auth. (Children's Hosp.)              6.00%     7/1/2006(1)        1,000     1,123
California Health Fac. Finance Auth. (Kaiser Permanente)             5.25%     6/1/2009(4)        6,290     6,876
California Health Fac. Finance Auth. (Kaiser Permanente)             5.25%    10/1/2009(2)       10,525    11,557
California Health Fac. Finance Auth. (Kaiser Permanente)             5.25%     6/1/2010(4)        5,310     5,788
California Health Fac. Finance Auth. (Kaiser Permanente)             5.25%     6/1/2011(4)        7,250     7,855
California Health Fac. Finance Auth. (Pomona Valley Hosp.)           5.50%     7/1/2002(1)        2,500     2,552
California Health Fac. Finance Auth. (Pomona Valley Hosp.)           5.50%     7/1/2003(1)        3,010     3,160
California Health Fac. Finance Auth. (Pomona Valley Hosp.)           5.50%     7/1/2004(1)        2,000     2,142
California Health Fac. Finance Auth. (Pomona Valley Hosp.)           5.50%     7/1/2010(1)        3,570     3,917
California Health Fac. Finance Auth. (Pomona Valley Hosp.)           5.75%     7/1/2005(1)        3,335     3,662
California Health Fac. Finance Auth. (Pomona Valley Hosp.)           5.75%     7/1/2006(1)        3,415     3,801
California Health Fac. Finance Auth. (Presbyterian Hosp.)            5.25%     5/1/2002(1)        1,000     1,014
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
24
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
-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. (Presbyterian Hosp.)            5.25%     5/1/2003(1)       $1,000   $1,042
California Health Fac. Finance Auth. (Presbyterian Hosp.)            5.50%     5/1/2004(1)        1,855     1,978
California Health Fac. Finance Auth. (Presbyterian Hosp.)            5.50%     5/1/2005(1)        1,500     1,629
California Health Fac. Finance Auth. (Scripps Memorial Hosp.)        6.25%    10/1/2013(1)        3,000     3,070
California Health Fac. Finance Auth. (Sisters of Providence)         6.00%    10/1/2009(2)        4,490     5,157
California Health Fac. Finance Auth. (Summit Medical Center)         5.25%     5/1/2009(4)        3,500     3,762
California Health Fac. Finance Auth. (Summit Medical Center)         5.25%     5/1/2011(4)        1,700     1,810
California Health Fac. Finance Auth. (Sutter Health)                 5.50%    8/15/2012(4)        8,410     9,137
California Housing Finance Agency Home Mortgage Rev.                 0.00%     8/1/2027(1)        7,875     1,989
California Infrastructure & Econ. Dev. Bank Rev.(Asian Art Museum)   5.50%     6/1/2012(1)        1,300     1,443
California Infrastructure & Econ. Dev. Bank Rev.(Asian Art Museum)   5.50%     6/1/2014(1)        2,935     3,213
California Infrastructure & Econ. Dev. Bank Rev.(Asian Art Museum)   5.50%     6/1/2015(1)        2,245     2,442
California Public Works Board Lease Rev. (Dept. of Corrections)      5.25%     6/1/2011(2)        5,050     5,528
California Public Works Board Lease Rev. (Dept. of Corrections)      5.50%     1/1/2010(2)       10,000    10,762
California Public Works Board Lease Rev. (Dept. of Corrections)      5.50%     1/1/2014(2)        5,975     6,334
California Public Works Board Lease Rev. (Dept. of Corrections)      6.40%    11/1/2004(1)(Prere.)5,000     5,652
California Public Works Board Lease Rev. (Dept. of Corrections)      6.60%    12/1/2002(2)(Prere.)3,500     3,731
California Public Works Board Lease Rev. (Secretary of State)        6.50%    12/1/2008(2)        5,000     5,860
California Public Works Board Lease Rev. (Univ. of California)      5.375%    10/1/2016(1)        4,750     4,996
California Public Works Board Lease Rev. (Univ. of California)       5.50%     9/1/2008(2)        5,185     5,705
California Public Works Board Lease Rev. (Univ. of California)       5.50%     9/1/2009(2)        4,015     4,396
California Public Works Board Lease Rev. (Univ. of California)       6.25%    12/1/2002(2)(Prere.)1,000     1,062
California Statewide Community Dev. Auth. Rev. COP
 (Children's Hosp. of Los Angeles)                                   6.00%     6/1/2008(1)        1,000     1,136
California Statewide Community Dev. Auth. Rev. COP
 (Children's Hosp. of Los Angeles)                                   6.00%     6/1/2009(1)        3,615     4,132
California Statewide Community Dev. Auth. Rev. COP
 (Children's Hosp. of Los Angeles)                                   6.00%     6/1/2011(1)        2,365     2,708
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp.Foundation)                           5.125%     6/1/2013(2)        1,530     1,600
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp. Foundation)                           5.25%     6/1/2014(2)        1,610     1,686
California Statewide Community Dev. Auth. Rev.
 (Sherman Oaks Foundation Project)                                   5.50%     8/1/2015(2)        4,685     5,154
Calleguas-Las Virgines CA Muni. Water Dist. Rev.                    5.125%     7/1/2014(3)        1,440     1,476
Capistrano CA Unified Public Schools Rev.                            6.00%     9/1/2004(2)        2,160     2,351
Capistrano CA Unified Public Schools Rev.                            6.00%     9/1/2005(2)        2,395     2,662
Central Coast California Water Auth. Rev.                            6.05%    10/1/2002(2)(Prere.)1,800     1,897
Chino CA Basin Finance Auth. Muni. Water Dist. Rev.                  6.50%     8/1/2010(2)        3,095     3,689
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2004(3)        5,000     4,633
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2005(3)       16,000    14,302
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2006(3)       17,000    14,577
Clovis Ca Unified School Dist. GO                                    0.00%     8/1/2011(3)        2,675     1,756
Clovis Ca Unified School Dist. GO                                    0.00%     8/1/2012(3)        4,715     2,905
Contra Costa CA COP (Merrithew Memorial Hosp.)                       5.25%    11/1/2003(1)        3,230     3,410
Contra Costa CA COP (Merrithew Memorial Hosp.)                       6.00%    11/1/2006(1)        2,000     2,262
Contra Costa CA COP (Merrithew Memorial Hosp.)                       6.00%    11/1/2007(1)        2,000     2,273
Corona CA Redev. Agency Tax Allocation                               7.50%     9/1/2004(3)          970     1,094
Corona CA Redev. Agency Tax Allocation                               7.50%     9/1/2005(3)        1,040     1,186
Culver City CA Redev. Financing Auth.                               5.375%    11/1/2016(4)        3,260     3,491
East Bay CA Muni. Util. Water System Rev.                            5.00%     6/1/2014(3)        3,850     3,979
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
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

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
CALIFORNIA INSURED                                                             MATURITY          AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                  COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
East Bay CA Muni. Util. Water System Rev.                            5.20%     6/1/2008(1)      $15,000  $15,720
East Bay CA Muni. Util. Water System Rev.                            5.25%     6/1/2014(1)        3,775     4,049
East Whittier CA City School Dist.                                   5.75%     8/1/2017(3)        1,670     1,881
El Dorado County CA Public Agency Finance Auth. Rev.                 5.50%    2/15/2021(3)        2,420     2,518
El Dorado County CA Public Agency Finance Auth. Rev.                 5.60%    2/15/2012(3)        3,900     4,197
Elsinore Valley CA Muni. Water Dist. COP                             5.90%     7/1/2006(3)        1,685     1,880
Elsinore Valley CA Muni. Water Dist. COP                             6.00%     7/1/2012(3)        1,000     1,153
Foothill/Eastern Corridor Agency California Toll Road Rev.           5.25%    1/15/2013(1)        5,000     5,404
Foothill/Eastern Corridor Agency California Toll Road Rev.          5.375%    1/15/2015(1)*       5,000     5,368
Fresno CA Airport Rev.                                               6.00%     7/1/2013(4)        2,975     3,274
Fresno CA Airport Rev.                                               6.00%     7/1/2015(4)        2,290     2,492
Glendale CA School Dist.                                             5.75%     9/1/2017(3)        3,790     4,098
Imperial Irrigation Dist. of California COP
 (Electric System Project)                                           5.20%    11/1/2009(2)        7,900     8,701
Intermodal Container Transfer Fac. Joint Power Auth.California Rev.  5.00%    11/1/2010(2)        1,470     1,598
Intermodal Container Transfer Fac. Joint Power Auth.California Rev.  5.00%    11/1/2011(2)        1,665     1,795
Intermodal Container Transfer Fac. Joint Power Auth.California Rev. 5.125%    11/1/2012(2)        2,540     2,746
Intermodal Container Transfer Fac. Joint Power Auth.California Rev. 5.125%    11/1/2013(2)        1,870     2,016
La Quinta CA Redev. Agency (Tax Allocation Project)                  7.30%     9/1/2007(1)        1,240     1,482
La Quinta CA Redev. Agency (Tax Allocation Project)                  8.00%     9/1/2003(1)        1,325     1,452
Long Beach CA Finance Auth. Lease Rev.
 (Rainbow Harbor Refinancing Project)                                5.25%     5/1/2014(2)        2,035     2,170
Long Beach CA Financing Auth. Rev.                                   6.00%    11/1/2007(2)        3,070     3,495
Long Beach CA Financing Auth. Rev.                                   6.00%    11/1/2009(2)        3,735     4,303
Long Beach CA Financing Auth. Rev.                                   6.00%    11/1/2010(2)        3,860     4,478
Long Beach CA Financing Auth. Rev.                                   6.00%    11/1/2017(2)        1,420     1,632
Long Beach CA Harbor Rev.                                            6.00%    5/15/2009(3)        2,770     3,096
Long Beach CA Harbor Rev.                                            6.00%    5/15/2010(3)        3,200     3,594
Long Beach CA Harbor Rev.                                            6.00%    5/15/2011(3)        1,000     1,135
Long Beach CA Harbor Rev.                                            6.00%    5/15/2012(3)        4,000     4,535
Long Beach CA Harbor Rev.                                            6.00%    5/15/2013(3)        6,700     7,598
Long Beach CA Harbor Rev.                                            6.00%    5/15/2014(3)        7,405     8,402
Long Beach CA Harbor Rev.                                            8.00%    5/15/2004(1)        3,305     3,691
Los Angeles CA Community College Dist.                               5.50%     8/1/2013(1)        6,250     6,916
Los Angeles CA Dept. of Water & Power Rev.                           5.25%     7/1/2011(1)        1,515     1,668
Los Angeles CA Dept. of Water & Power Rev.                           5.25%     7/1/2012(1)       35,000    38,163
Los Angeles CA Dept. of Water & Power Rev.                           5.25%     7/1/2014(1)        3,545     3,799
Los Angeles CA Dept. of Water & Power (Waterworks Rev.)              5.00%   10/15/2015(1)       10,000    10,335
Los Angeles CA Dept. of Water & Power (Waterworks Rev.)             5.125%   10/15/2013(1)        3,500     3,710
Los Angeles CA Harbor Dept. Rev.                                     5.50%     8/1/2015(2)        1,625     1,708
Los Angeles CA Unified School Dist. COP                              5.50%    10/1/2006(1)        5,005     5,550
Los Angeles CA Unified School Dist. COP                              5.50%    10/1/2007(1)       15,095    16,785
Los Angeles CA Unified School Dist. GO                               5.25%     7/1/2011(1)        5,175     5,651
Los Angeles CA Unified School Dist. GO                              5.375%     7/1/2014(3)        7,000     7,484
Los Angeles CA Unified School Dist. GO                              5.375%     7/1/2015(3)        3,000     3,190
Los Angeles CA Unified School Dist. GO                               5.50%     7/1/2011(3)        9,160    10,185
Los Angeles CA Unified School Dist. GO.                              5.50%     7/1/2012(3)       10,140    11,189
Los Angeles CA Unified School Dist. GO.                             5.625%     7/1/2014(1)        5,000     5,488
Los Angeles CA Unified School Dist. GO                              5.625%     7/1/2015(1)        5,000     5,454
Los Angeles CA Unified School Dist. GO.                             5.625%     7/1/2016(1)        6,615     7,180
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
26
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
-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Los Angeles CA Wastewater Systems Rev.                              5.375%     6/1/2013(1)       $5,000   $5,493
Los Angeles CA Wastewater Systems Rev.                               5.75%     6/1/2011(1)        7,960     8,455
Los Angeles CA Wastewater Systems Rev.                               6.50%     6/1/2004(1)(Prere.)1,695     1,894
Los Angeles CA Wastewater Systems Rev.                               8.70%    11/1/2002(3)        2,535     2,690
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            4.75%     7/1/2013(2)        4,770     4,845
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.00%     7/1/2013(4)        3,000     3,162
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2012(1)        2,775     2,958
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2014(1)        7,000     7,374
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2014(4)       14,000    15,109
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.40%     7/1/2009(2)        1,725     1,857
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.50%     7/1/2017(2)        1,500     1,595
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.75%     7/1/2008(4)        2,445     2,754
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            6.00%     7/1/2006(4)        1,630     1,832
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            6.00%     7/1/2011(2)        2,745     3,167
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            6.25%     7/1/2002(1)(Prere.)1,500     1,567
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            9.00%     7/1/2005(1)        4,015     4,840
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            9.00%     7/1/2006(1)        4,380     5,453
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            9.00%     7/1/2007(1)        4,770     6,082
Los Angeles County CA Public Works Auth. Rev.                       5.125%     9/1/2008(1)        3,555     3,855
Los Angeles County CA Schools COP                                    0.00%     8/1/2011(2)        1,945     1,277
Los Angeles County CA Schools COP                                    0.00%     8/1/2013(2)        2,010     1,164
Los Angeles County CA Schools
 Regionalized Business Services COP                                  0.00%     8/1/2009(2)        1,890     1,380
Modesto CA Irrigation Dist. Finance Auth. Rev.                      5.125%     9/1/2015(2)        4,365     4,565
Mojave CA Water Agency COP                                           5.45%     9/1/2015(1)        6,150     6,580
Monterey County CA COP Master Plan Financing                         5.25%     8/1/2012(1)        1,455     1,590
Monterey County CA COP Master Plan Financing                         5.25%     8/1/2014(1)        2,200     2,362
Monterey County CA COP Master Plan Financing                         5.25%     8/1/2015(1)        1,000     1,065
MSR California Public Power Agency (San Juan Project)                5.00%     7/1/2009(1)        1,840     1,996
MSR California Public Power Agency (San Juan Project)                5.00%     7/1/2012(1)        2,000     2,137
MSR California Public Power Agency (San Juan Project)                5.00%     7/1/2013(1)        1,500     1,585
MSR California Public Power Agency (San Juan Project)                5.00%     7/1/2014(1)        1,315     1,376
MSR California Public Power Agency (San Juan Project)               5.375%     7/1/2013(1)        2,500     2,666
MSR California Public Power Agency (San Juan Project)                5.85%     7/1/2006(2)        1,500     1,593
North City West CA Community Dist.                                   5.75%     9/1/2015(4)        2,000     2,165
North City West CA Community Dist.                                   6.00%     9/1/2005(4)        1,510     1,679
North City West CA Community Dist.                                   6.00%     9/1/2006(4)        1,600     1,805
North City West CA Community Dist.                                   6.00%     9/1/2007(4)        1,695     1,916
Northern California Power Agency Capital Fac. Rev.                   5.25%     8/1/2015(2)        2,000     2,117
Oakland CA Joint Powers Financing Auth. Lease Bonds Rev. VRDO        1.15%    12/6/2001(4)        1,500     1,500

Oakland CA Redev. Agency (Central Dist. Project)                     6.00%     2/1/2006(2)        5,125     5,706
Oakland CA Redev. Agency (Central Dist. Project)                     6.00%     2/1/2007(2)        2,260     2,536
Oakland CA Redev. Agency (Central Dist. Project)                     6.00%     2/1/2008(2)        5,585     6,317
Oakland CA Unified School Dist. Alameda County                       5.00%     8/1/2012(4)        2,160     2,282
Oakland CA Unified School Dist. Alameda County                       5.00%     8/1/2013(4)        2,580     2,702
Oakland CA Unified School Dist. Alameda County                       5.00%     8/1/2014(4)        3,040     3,157
Ontario Montclair CA School Dist. COP School Fac.
 (Bridge Funding Project)                                            3.80%     9/1/2028(4)        9,000     9,008
Orange County CA Airport Rev.                                       5.375%     7/1/2009(1)        1,950     2,085
Orange County CA Airport Rev.                                        5.50%     7/1/2004(1)        3,555     3,763
Orange County CA Airport Rev.                                        5.50%     7/1/2011(1)        3,580     3,824
Orange County CA Airport Rev.                                        6.00%     7/1/2005(1)        4,020     4,364
Orange County CA Airport Rev.                                        6.00%     7/1/2006(1)        9,565    10,472
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
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
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
-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
CALIFORNIA INSURED                                                             MATURITY          AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                  COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Orange County CA Dev. Agency Tax Allocation                          5.25%     9/1/2014(1)       $1,415   $1,528
Orange County CA Dev. Agency Tax Allocation                          5.25%     9/1/2015(1)        1,485     1,591
Orange County CA Dev. Agency Tax Allocation                         5.375%     9/1/2016(1)        1,570     1,689
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.00%    2/15/2009(2)        5,010     5,415
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.00%    2/15/2010(2)       10,000    10,810
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.00%    2/15/2011(2)        3,250     3,511
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.25%    2/15/2005(1)        4,380     4,707
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.50%    2/15/2010(1)        4,500     5,021
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.70%    2/15/2011(2)       15,445    17,399
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.80%    2/15/2005(3)        6,000     6,543
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.90%    2/15/2006(3)        8,000     8,888
Orange County CA Local Transp. Auth. Sales Tax Rev.                  9.50%    2/15/2003(3)        5,765     6,264
Orange County CA Recovery COP                                        6.00%     6/1/2008(1)        4,500     5,118
Orange County CA Recovery COP                                        6.00%     7/1/2008(1)        6,635     7,557
Orange County CA Recovery COP                                        6.00%     6/1/2010(1)        3,800     4,385
Palomar Pomerado Health System California Rev.                      5.375%    11/1/2010(1)        2,670     2,947
Palomar Pomerado Health System California Rev.                      5.375%    11/1/2012(1)        7,080     7,700
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                5.50%     8/1/2007(3)        5,750     5,943
Port of Oakland CA Rev.                                             5.375%    11/1/2010(1)        9,000     9,675
Port of Oakland CA Rev.                                              5.50%    11/1/2008(3)        2,500     2,725
Port of Oakland CA Rev.                                              5.50%    11/1/2010(3)        8,805     9,590
Port of Oakland CA Rev.                                              5.50%    11/1/2011(1)        5,850     6,295
Rancho CA Water Dist. Finance Auth. Rev.                            5.875%    11/1/2010(3)        3,000     3,269
Riverside CA Electric Rev.                                          5.375%    10/1/2009(2)        2,115     2,342
Riverside CA Electric Rev.                                          5.375%    10/1/2013(2)        5,895     6,358
Roseville CA Water Util. Rev. COP                                    5.20%    12/1/2015(3)        5,000     5,239
Sacramento CA Cogeneration Project Refunding Rev.                    5.25%     7/1/2011(1)        4,730     5,120
Sacramento CA Cogeneration Project Refunding Rev.                    5.25%     7/1/2015(1)        5,755     6,072
Sacramento CA Muni. Util. Dist. Rev.                                5.125%     7/1/2015(1)        8,270     8,620
Sacramento CA Muni. Util. Dist. Rev.                                 5.25%    8/15/2013(4)        1,000     1,085
Sacramento CA Muni. Util. Dist. Rev.                                 5.25%    8/15/2014(4)        2,500     2,685
Sacramento CA Muni. Util. Dist. Rev.                                 5.75%     1/1/2010(1)        5,000     5,422
Sacramento CA Muni. Util. Dist. Rev.                                 6.20%    8/15/2005(1)        2,000     2,095
Sacramento CA Muni. Util. Dist. Rev.                                 6.25%    8/15/2007(1)        8,000     8,382
Sacramento CA Redev. Agency (Merged Downtown Project)                5.25%    11/1/2010(4)        3,895     4,286
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac. Project)                                       5.50%     6/1/2010(1)        5,500     6,157
San Bernardino CA Medical Center COP                                 4.50%     8/1/2002(1)        7,000     7,122
San Bernardino CA Medical Center COP                                 5.00%     8/1/2003(1)        1,300     1,358
San Bernardino CA Medical Center COP                                 5.50%     8/1/2006(1)        8,500     9,384
San Bernardino CA Medical Center COP                                 5.50%     8/1/2007(1)        6,000     6,644
San Diego CA Financing Auth. Lease Rev.
 (Convention Center Expansion)                                       5.25%     4/1/2012(2)        3,000     3,230
San Diego CA Financing Auth. Lease Rev.
 (Convention Center Expansion)                                       5.25%     4/1/2014(2)        5,680     6,035
San Diego CA Unified School Dist. COP                               5.375%     7/1/2002(1)       10,835    11,052
San Diego CA Unified School Dist. COP                               5.375%     7/1/2003(1)       10,435    10,957
San Diego CA Unified School Dist. GO                                 0.00%     7/1/2009(3)        6,270     4,595
San Diego CA Unified School Dist. GO                                 0.00%     7/1/2014(3)        3,400     1,853
San Diego CA Water Auth. Rev. COP                                    5.00%     5/1/2013(3)        2,000     2,092
San Diego CA Water Util. Rev.                                       5.375%     8/1/2010(3)        6,000     6,584
San Diego CA Water Util. Rev.                                       5.375%     8/1/2012(3)        2,000     2,166
San Diego CA Water Util. Rev.                                       5.375%     8/1/2014(3)        3,000     3,209
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
28

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
San Diego CA Water Util. Rev.                                       5.375%     8/1/2015(3)       $2,085   $2,218
San Diego County CA COP                                              5.25%     5/1/2011(2)        3,395     3,702
San Diego County CA Regional Transp. Auth. Sales Tax Rev.            6.00%     4/1/2004(2)        3,000     3,227
San Diego County CA Regional Transp. Auth. Sales Tax Rev.            6.25%     4/1/2002(3)        5,000     5,073
San Francisco CA Bay Area Rapid Transit Rev.                         5.55%     7/1/2009(3)        4,920     5,376
San Francisco CA City & County COP (San Bruno Jail No. 35)           5.25%    10/1/2013(2)        1,490     1,607
San Francisco CA City & County COP (San Bruno Jail No. 35)           5.25%    10/1/2014(2)        2,860     3,056
San Francisco CA City & County International Airport Rev.            5.00%     5/1/2004(1)        3,500     3,651
San Francisco CA City & County International Airport Rev.            5.00%     5/1/2012(3)        2,065     2,136
San Francisco CA City & County International Airport Rev.            5.00%     5/1/2014(3)        1,840     1,865
San Francisco CA City & County International Airport Rev.            5.25%     5/1/2010(1)        3,110     3,282
San Francisco CA City & County International Airport Rev.            5.25%     5/1/2011(3)        4,150     4,393
San Francisco CA City & County International Airport Rev.            5.25%     5/1/2012(3)        4,380     4,594
San Francisco CA City & County International Airport Rev.            5.25%     5/1/2012(4)        2,250     2,498
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2009(1)        2,945     3,165
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2009(3)        3,000     3,228
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2009(4)        5,025     5,466
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2010(1)        4,335     4,670
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2010(3)        4,880     5,360
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2010(4)        5,300     5,731
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2011(3)        3,080     3,429
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2011(4)        2,135     2,401
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2012(4)        3,650     3,862
San Francisco CA City & County International Airport Rev.            5.50%     5/1/2014(4)        4,065     4,246
San Francisco CA City & County International Airport Rev.            6.00%     5/1/2007(1)        2,645     2,902
San Francisco CA City & County International Airport Rev.            6.20%     5/1/2002(2)(Prere.)  645       669
San Francisco CA City & County International Airport Rev.            6.20%     5/1/2007(2)          970     1,004
San Francisco CA City & County International Airport Rev.            6.25%     5/1/2008(1)        2,190     2,442
San Francisco CA City & County International Airport Rev.            6.30%     5/1/2002(2)(Prere.)  435       452
San Francisco CA City & County International Airport Rev.            6.30%     5/1/2011(2)          650       673
San Francisco CA City & County International Airport Rev.            6.40%     5/1/2003(1)(Prere.)  470       507
San Francisco CA City & County International Airport Rev.            6.40%     5/1/2005(1)        2,330     2,489
San Francisco CA City & County International Airport Rev.            6.50%     5/1/2002(2)(Prere.)  865       899
San Francisco CA City & County International Airport Rev.            6.50%     5/1/2013(2)        1,295     1,347
San Francisco CA City & County International Airport Rev.            6.60%     5/1/2003(1)(Prere.)  170       184
San Francisco CA City & County International Airport Rev.            6.60%     5/1/2007(1)          830       889
San Francisco CA City & County Sewer Rev.                            6.00%    10/1/2011(2)        2,000     2,098
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2003(1)        6,000     5,846
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2006(1)       14,745    12,810
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2011(1)        7,140     4,800
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2014(1)        5,500     3,065
San Jose CA Financing Auth. Lease Rev.                               5.00%     9/1/2013(1)        9,570    10,122
San Jose CA Financing Auth. Lease Rev.                               5.00%     9/1/2014(1)       10,040    10,513
San Jose CA Redev. Agency                                           5.375%     8/1/2002(1)        2,270     2,323
San Jose CA Unified School Dist. Santa Clara County                  5.25%     8/1/2014(4)        2,540     2,727
San Jose CA Unified School Dist. Santa Clara County                  5.25%     8/1/2015(4)        2,790     2,973
San Juan CA Unified School Dist.                                     5.50%     8/1/2012(3)        1,930     2,145
San Juan CA Unified School Dist.                                     5.50%     8/1/2013(3)        1,950     2,154
San Juan CA Unified School Dist.                                     5.60%     8/1/2014(3)        2,685     2,969
San Juan CA Unified School Dist.                                     5.60%     8/1/2015(3)        2,745     3,014
San Mateo County CA Transp. Dist. Sales Tax Rev.                     5.00%     6/1/2013(1)        1,930     2,055
San Mateo County CA Transp. Dist. Sales Tax Rev.                     5.25%     6/1/2013(4)        1,865     2,007
San Mateo County CA Transp. Dist. Sales Tax Rev.                     5.25%     6/1/2014(4)        4,275     4,561
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2006(3)        3,750     3,207
-----------------------------------------------------------------------------------------------------------------
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
-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
CALIFORNIA INSURED                                                             MATURITY          AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                  COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2007(3)       $4,950    $4,018
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2008(3)        6,050     4,667
Santa Ana CA Finance Auth. Rev.                                     5.375%     9/1/2009(1)        3,040     3,378
Santa Ana CA Finance Auth. Rev.                                     5.375%     9/1/2010(1)        1,600     1,770
Santa Barbara County CA COP                                          5.25%    12/1/2013(2)        2,355     2,592
Santa Barbara County CA COP                                          5.25%    12/1/2015(2)        1,065     1,148
Santa Barbara County CA COP                                          5.25%    12/1/2016(2)        1,760     1,880
Santa Clara CA Redev. Agency (Bayshore North Project)                5.75%     7/1/2014(2)        2,150     2,237
Santa Clara County CA Financing Auth. Lease Rev.                     5.50%    5/15/2011(2)        4,535     5,069
Santa Clara County CA Financing Auth. Lease Rev.                     5.50%    5/15/2012(2)        4,785     5,308
Santa Clara County CA Financing Auth. Lease Rev.                     7.75%   11/15/2010(2)        4,500     5,807
Santa Margarita/Dana Point CA Auth. Rev.                             5.50%     8/1/2008(2)        3,345     3,725
Santa Margarita/Dana Point CA Auth. Rev.                             5.50%     8/1/2009(2)        3,860     4,271
Santa Margarita/Dana Point CA Auth. Rev.                             5.50%     8/1/2010(2)        2,245     2,469
Santa Margarita/Dana Point CA Auth. Rev.                             7.25%     8/1/2006(1)        3,315     3,909
Santa Margarita/Dana Point CA Auth. Rev.                             7.25%     8/1/2010(1)        2,180     2,716
Santa Margarita/Dana Point CA Auth. Rev.                             7.25%     8/1/2011(1)        1,640     2,048
Santa Monica-Malibu CA Unified School Dist. Rev.                     5.25%     8/1/2011(3)        3,695     4,050
Santa Rosa CA Waste Water Rev.                                       6.20%     7/2/2009(2)        2,450     2,543
South Orange County CA Public Finance Auth. Rev.                     5.25%    8/15/2013(2)        2,290     2,465
South Orange County CA Public Finance Auth. Rev.                    5.375%    8/15/2012(4)        5,605     6,126
South Orange County CA Public Finance Auth. Rev.                     7.00%     9/1/2005(1)        3,440     3,943
South Orange County CA Public Finance Auth. Rev.                     7.00%     9/1/2007(1)        1,000     1,185
South Orange County CA Public Finance Auth. Rev.                     7.00%     9/1/2008(1)        5,610     6,737
South Orange County CA Public Finance Auth. Rev.                     7.00%     9/1/2009(1)        5,000     6,077
South Orange County CA Public Finance Auth. Rev.                     7.00%     9/1/2010(1)        3,300     4,058
South Orange County CA Public Finance Auth. Rev.                     7.00%     9/1/2011(1)        3,490     4,300
South Orange County CA Public Finance Auth. Rev.                     9.50%    8/15/2004(1)        4,395     5,165
South Placer CA Wastewater Auth.                                     5.50%    11/1/2011(3)          660       741
South Placer CA Wastewater Auth.                                     5.50%    11/1/2012(3)        1,640     1,827
South Placer CA Wastewater Auth.                                     5.50%    11/1/2013(3)        2,190     2,424
South Placer CA Wastewater Auth.                                     5.50%    11/1/2014(3)        1,000     1,098
Southern California Public Power Auth. VRDO
 (Transmission Project)                                              1.25%    12/5/2001(2)LOC     5,405     5,405
Southern California Rapid Transit Dist. Rev.                         5.80%     9/1/2006(2)        3,000     3,360
Southern California Rapid Transit Dist. Rev.                         5.90%     9/1/2007(2)        3,155     3,568
Southern California Rapid Transit Dist. Rev.                         6.00%     9/1/2002(2)(Prere. 2,650     2,783
Sweetwater CA Water Rev.                                             7.00%     4/1/2010(2)        1,700     1,710
Tri-City CA Hosp. Dist.                                              5.50%    2/15/2008(1)        3,805     4,150
Tri-City CA Hosp. Dist.                                              5.50%    2/15/2009(1)        2,665     2,890
Tri-City CA Hosp. Dist.                                             5.625%    2/15/2011(1)        2,970     3,207
Tri-City CA Hosp. Dist.                                             5.625%    2/15/2012(1)        1,880     2,022
Tulare County CA COP                                                 5.00%    8/15/2014(1)        5,065     5,378
Tulare County CA COP                                                 5.00%    8/15/2015(1)        6,460     6,835
Tulare County CA COP                                                 5.70%   11/15/2003(1)        1,000     1,066
Tulare County CA COP                                                 5.80%   11/15/2004(1)        1,000     1,090
Tustin CA Unified School Dist. Special Tax                           5.00%     9/1/2015(4)        3,080     3,182
Univ. of California Rev. (Medical Center)                           5.625%     7/1/2010(2)        6,660     7,202
Univ. of California Rev. (Multiple Purpose Project)                 5.125%     9/1/2013(3)        3,150     3,359
Univ. of California Rev. (Multiple Purpose Project)                 10.00%     9/1/2002(1)        2,950     3,125
Univ. of California Rev. (Multiple Purpose Project)                 10.00%     9/1/2002(2)        1,000     1,059
Univ. of California Rev. (Multiple Purpose Project)                 10.00%     9/1/2003(2)        2,000     2,259
Univ. of California Rev. (Multiple Purpose Project)                 12.00%     9/1/2003(2)        2,000     2,325
Univ. of California Rev. (San Diego Medical Center)                 5.125%    12/1/2014(4)        4,290     4,551
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
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                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Univ. of California Rev. (San Diego Medical Center)                 5.125%    12/1/2015(4)       $4,515    $4,752
Ventura County CA COP Public Finance Auth.                          5.375%    8/15/2013(4)        4,320     4,648
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.00%     6/1/2003(1)        3,380     3,564
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.00%     6/1/2004(1)        3,580     3,867
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.00%     6/1/2005(1)        3,675     4,056
OUTSIDE CALIFORNIA:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.           5.25%    11/1/2003(2)        1,635     1,723
Puerto Rico Aqueduct & Sewer Auth. Rev.                              6.00%     7/1/2009(1)        5,250     5,953
Puerto Rico Electric Power Auth. Rev.                                5.50%     7/1/2011(4)        3,600     3,990
Puerto Rico Electric Power Auth. Rev.                                5.75%     7/1/2012(4)        3,700     4,138
Puerto Rico Electric Power Auth. Rev.                                5.75%     7/1/2013(4)        4,000     4,465
Puerto Rico Electric Power Auth. Rev.                                5.75%     7/1/2015(4)        2,700     2,991
Puerto Rico Electric Power Auth. Rev.                                6.00%     7/1/2012(1)        8,235     9,468
Puerto Rico Electric Power Auth. Rev.                                6.25%     7/1/2010(1)        1,850     2,147
Puerto Rico Electric Power Auth. Rev.                                6.50%     7/1/2005(1)       20,525    22,905
Puerto Rico GO                                                       5.50%     7/1/2014(1)        5,650     6,257
Puerto Rico GO                                                       5.75%     7/1/2008(1)        6,985     7,768
Puerto Rico GO                                                       5.75%     7/1/2012(1)        1,115     1,259
Puerto Rico GO                                                       6.50%     7/1/2011(1)        2,500     2,965
Puerto Rico GO                                                       6.50%     7/1/2014(1)        7,260     8,737
Puerto Rico Highway & Transp. Auth. Transp. Rev.                    5.625%     7/1/2015(1)        5,445     5,971
Puerto Rico Highway & Transp. Auth. Transp. Rev.                     6.00%     7/1/2012(1)        7,470     8,523
Puerto Rico Muni. Finance Agency                                     5.50%     8/1/2007(4)        4,000     4,395
Puerto Rico Muni. Finance Agency                                    5.625%     8/1/2010(4)       17,775    19,759
Puerto Rico Muni. Finance Agency                                     5.75%     8/1/2011(4)        5,500     6,136
Puerto Rico Public Buildings Auth.
 Public Education & Health Fac. Rev.                                 5.75%     7/1/2010(2)        7,000     8,014
Univ. of Puerto Rico Rev.                                            5.20%     6/1/2016(1)        1,215     1,264
Univ. of Puerto Rico Rev.                                            5.75%     6/1/2012(1)        2,000     2,221
Univ. of Puerto Rico Rev.                                            5.75%     6/1/2016(1)        1,000     1,094
                                                                                                       ----------
                                                                                                        1,712,996
                                                                                                       ----------
SECONDARY MARKET INSURED (5.2%)
California GO                                                        5.40%    12/1/2014(1)        3,130     3,218
California GO                                                        6.50%     9/1/2006(2)        3,000     3,419
California Health Fac. Finance Auth. (Kaiser Permanente)             0.00%    10/1/2009(1)        7,140     5,151
California PCR Financing Auth. (San Diego Gas & Electric)            5.90%     6/1/2014(1)       17,135    19,658
California Public Works Board Lease Rev.
 (California State Univ.)                                            5.30%    10/1/2015(2)        6,655     6,989
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                             5.375%    11/1/2014(1)        4,400     4,637
Long Beach CA Harbor Rev.                                            8.50%    5/15/2003(1)        6,235     6,777
Los Angeles CA Convention & Exhibit Center Auth. Lease Rev.          6.00%    8/15/2010(1)        8,975    10,383
Los Angeles CA GO                                                    5.25%     9/1/2012(3)        2,000     2,202
Los Angeles County CA Public Works Auth. Rev.                        5.00%    10/1/2016(1)       10,000    10,280
Sacramento CA Cogeneration Auth. Rev.                                5.25%     7/1/2014(1)        5,500     5,835
Sacramento CA Financing Auth. Lease Rev.                             5.00%    11/1/2014(1)        4,170     4,406
OUTSIDE CALIFORNIA:
Puerto Rico Aqueduct & Sewer Auth. Rev.                              6.25%     7/1/2012(1)        1,000     1,171
Puerto Rico GO                                                       5.50%     7/1/2015(1)       20,000    22,101
Puerto Rico Highway & Transp. Auth. Highway Rev.                     5.50%     7/1/2013(1)        2,250     2,494
                                                                                                       ----------
                                                                                                          108,721
                                                                                                       ----------
NONINSURED (13.7%)
California Dept. of Veteran Affairs Rev.                             4.95%    12/1/2012           3,620     3,654
California Dept. of Veteran Affairs Rev.                             5.05%    12/1/2013           6,140     6,171
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
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                                                                                                   FACE    MARKET
CALIFORNIA INSURED                                                             MATURITY          AMOUNT    VALUE*
INTERMEDIATE- TERM TAX-EXEMPT FUND                                 COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
California Educ. Fac. Auth. Rev.                                    6.875%     6/1/2014            $360      $410
California Educ. Fac. Auth. Rev.                                    6.875%     6/1/2015             380       432
California Educ. Fac. Auth. Rev.                                    6.875%     6/1/2016             400       453
California Educ. Fac. Auth. Rev. (Pomona College)                    4.50%     1/1/2013           1,200     1,224
California Educ. Fac. Auth. Rev. (Pomona College)                    4.50%     1/1/2014           1,200     1,212
California Educ. Fac. Auth. Rev. (Pomona College)                    4.75%     1/1/2015           1,305     1,333
California Educ. Fac. Auth. Rev. (Pomona College)                    4.75%     1/1/2016           1,095     1,110
California Educ. Fac. Auth. Rev. (Pomona College)                    5.00%     1/1/2017           1,435     1,474
California Educ. Fac. Auth. Rev.
 (Univ. of Southern California Project)                              5.60%    10/1/2009           2,680     2,984
California GO                                                        5.25%     6/1/2015           1,870     1,922
California Housing Finance Agency Home Mortgage Rev.                 5.85%     8/1/2016           3,950     4,182
California Housing Finance Agency Home Mortgage Rev. VRDO            1.25%    12/4/2001             700       700
California Housing Finance Agency Home Mortgage Rev. VRDO
 (Multifamily Housing III)                                          1.40%     12/4/2001           3,800     3,800
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.00%     10/1/2010           1,325     1,394
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.00%     10/1/2011           1,275     1,336
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.00%     10/1/2012           2,950     3,055
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.00%     10/1/2013           1,000     1,024
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.50%     10/1/2014           2,250     2,399
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.50%     10/1/2015           2,430     2,572
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.50%     10/1/2016           3,620     3,810
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                         5.50%     10/1/2017           3,820     3,985
California Pollution Control Financing Auth.
  Solid Waste Disposal Rev. VRDO (Shell Oil Co.-Martinez)           1.45%     12/4/2001           2,410     2,410
California Statewide Community Dev. Auth. PUT
 (Irvine Apartments)                                                5.05%     5/15/2008           2,500     2,538
California Statewide Community Dev. Auth. PUT
 (Irvine Apartments)                                                5.25%     5/15/2013           5,545     5,568
California Statewide Community Dev. Auth.
 Solid Fac. Disposal Rev.                                          4.95%       4/1/2004           4,500     4,571
California Statewide Dev. Auth. Rev.                                 3.85%     8/1/2006          30,500    30,499
California Veterans GO                                              4.837%    12/1/2011           1,750     1,774
California Veterans GO                                               5.15%    12/1/2009          11,000    11,499
California Veterans GO                                               5.40%    12/1/2014           5,000     5,108
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             4.00%     2/1/2005             250       252
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             4.50%     2/1/2006           1,030     1,048
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             4.75%     2/1/2007           1,075     1,099
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             4.75%     2/1/2008           1,115     1,129
-----------------------------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             4.75%     2/1/2009          $1,165    $1,171
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             4.75%     2/1/2010           1,210     1,209
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             5.00%     2/1/2011           1,115     1,126
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             5.00%     2/1/2012           1,320     1,321
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             5.25%     2/1/2014             700       704
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             5.75%     2/1/2016           1,585     1,638
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             6.00%     2/1/2015             390       414
Chula Vista CA IDR (San Diego Gas & Electric)                        7.00%    12/1/2005          30,000    33,668
Foothill-De Anza Community College Dist. of California               6.00%     8/1/2011           1,330     1,540
Foothill-De Anza Community College Dist. of California               6.00%     8/1/2012           1,150     1,322
Foothill-De Anza Community College Dist. of California               6.00%     8/1/2013           1,235     1,415
Irvine CA Assessment Dist. Improvement Bonds VRDO                    1.25%    12/4/2001           3,100     3,100
Irvine CA Assessment Dist. Improvement Bonds VRDO                    1.35%    12/4/2001           2,900     2,900
Irvine CA Assessment Dist. Improvement Bonds VRDO
 (Northwest Irvine)                                                  1.35%    12/4/2001LOC        1,950     1,950
Irvine CA Assessment Dist. Improvement Bonds VRDO
 (Oak Creek)                                                         1.35%    12/4/2001LOC        1,757     1,757
Long Beach CA Harbor Rev.                                            5.50%    5/15/2007           7,670     8,288
Long Beach CA Harbor Rev.                                            5.50%    5/15/2008           8,095     8,761
Long Beach CA Harbor Rev.                                            5.50%    5/15/2009           8,540     9,261
Long Beach CA Harbor Rev.                                            5.75%    5/15/2012          10,050    10,980
Los Angeles CA Dept. of Water & Power Rev. VRDO                      1.40%    12/6/2001           4,500     4,500
Los Angeles CA Harbor Dept. Rev.                                     5.25%    11/1/2008           4,195     4,454
Los Angeles CA Harbor Dept. Rev.                                     5.50%     8/1/2007           3,000     3,227
Los Angeles CA Harbor Dept. Rev.                                    5.875%     8/1/2010           6,000     6,437
Los Angeles CA Harbor Dept. Rev.                                     5.90%     8/1/2011           7,385     7,895
Los Angeles County CA Public Works Auth. Rev.                        5.25%     9/1/2015           1,000     1,047
Metro. Water Dist. of Southern California Rev.                       8.00%     7/1/2008           2,000     2,508
Orange County CA Irvine Coast Assessment Dist. VRDO                  1.35%    12/4/2001LOC        3,800     3,800
Orange County CA Sanitation Dist. COP VRDO                           1.35%    12/4/2001           5,450     5,450
Sacramento CA County Sanitation Dist. Financing Auth.                6.00%    12/1/2013           2,500     2,876
Sacramento CA County Sanitation Dist. Financing Auth.                6.00%    12/1/2015           2,500     2,842
San Diego CA Unified School Dist. TRAN                               3.50%     8/1/2002           5,800     5,862
San Mateo CA Redev. Auth. Tax Allocation                             4.75%     8/1/2010           1,375     1,436
San Mateo CA Redev. Auth. Tax Allocation                             4.75%     8/1/2011           1,255     1,304
San Mateo CA Redev. Auth. Tax Allocation                             5.00%     8/1/2012           1,000     1,044
San Mateo CA Redev. Auth. Tax Allocation                             5.20%     8/1/2015           2,045     2,119
San Mateo CA Redev. Auth. Tax Allocation                             5.25%     8/1/2016           2,225     2,300
Univ. of California Rev. (Multiple Purpose Project)                  5.00%     9/1/2014           8,485     8,832
OUTSIDE CALIFORNIA:
Puerto Rico Housing Finance Corp. Home Mortgage Rev.                 4.45%     6/1/2027           8,975     9,094
                                                                                                       ----------
                                                                                                          287,683
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
CALIFORNIA INSURED                                                                                         VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                                                           (000)
-----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (Cost $2,025,146)                                                                                   $2,109,400
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                       49,311
Liabilities                                                                                               (55,597)
                                                                                                       ----------
                                                                                                           (6,286)
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                      $2,103,114
=================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities with a value of $2,136,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 43.
=================================================================================================================
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                        $2,024,297
Undistributed Net Investment Income                                                                            --
Accumulated Net Realized Losses--Note E                                                                    (5,358)
Unrealized Appreciation (Depreciation)--Note F
 Investment Securities                                                                                     84,254
 Futures Contracts                                                                                            (79)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $2,103,114
=================================================================================================================
Investor Shares--Net Assets
 Applicable to 147,967,914 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                            $1,645,583
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                                                           $11.12
=================================================================================================================
Admiral Shares--Net Assets
 Applicable to 41,140,453 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                              $457,531
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                                                            $11.12
=================================================================================================================

34

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
 CALIFORNIA INSURED                                                            MATURITY          AMOUNT    VALUE*
 LONG-TERM TAX-EXEMPT FUND                                         COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (98.3%)
-----------------------------------------------------------------------------------------------------------------
ISSUER INSURED (82.4%)
ABAG Finance Auth. for Non-Profit Corp. COP
 (Children's Hosp. Medical Center)                                   6.00%    12/1/2029(2)       $3,000    $3,336
Alameda CA Corridor Transp. Auth. Rev.                              5.125%    10/1/2017(1)        6,565     6,819
Alameda CA Corridor Transp. Auth. Rev.                              5.125%    10/1/2018(1)        2,000     2,061
Alameda County CA COP                                               5.375%    12/1/2016(1)        2,000     2,154
Alameda County CA COP                                               5.375%    12/1/2017(1)        1,180     1,261
Anaheim CA Convention Center Finance COP                             0.00%     8/1/2005(1)        1,250     1,113
Anaheim CA Convention Center Finance COP                             0.00%     8/1/2006(1)        3,125     2,666
Anaheim CA Convention Center Finance COP                             5.50%     8/1/2014(1)        5,750     5,908
Barstow CA Redev. Agency                                             6.25%     9/1/2022(1)        2,225     2,428
Bay Area California Govt. Association (Bay Area Rapid Transit)       4.50%    6/15/2002(2)       11,000    11,157
California Dept. of Veteran Affairs Rev.                             5.45%    12/1/2019(2)       16,145    16,892
California Dept. of Water Resources Water System Rev.
 Central Valley Project)                                            5.375%    12/1/2027(1)        4,890     5,021
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2015(1)        1,250       632
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2018(1)        1,580       657
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2020(1)        1,395       512
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2021(1)        5,190     1,797
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2022(1)        5,415     1,770
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2023(1)        3,240     1,001
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)            0.00%    10/1/2029(1)        7,115     1,567
California Educ. Fac. Auth. Rev. (Occidental College)                5.70%    10/1/2027(1)       11,565    12,280
California Educ. Fac. Auth. Rev. (Point Loma Nazarene Univ.)         5.00%    10/1/2021(1)        5,000     5,025
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)                 5.25%     9/1/2015(2)        1,325     1,436
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)                 5.25%     9/1/2016(2)        1,000     1,077
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)                 5.25%     9/1/2017(2)        1,000     1,071
California GO                                                        5.25%    10/1/2014(3)       15,610    16,253
California GO                                                        5.40%    12/1/2016(4)        1,000     1,013
California GO                                                        6.00%     8/1/2019(3)          210       227
California GO                                                        7.00%    11/1/2004(3)(Prere.)1,935     2,219
California GO                                                        7.00%    11/1/2013(3)           65        74
California Health Fac. Finance Auth. (Adventist Health System)       6.75%     3/1/2011(1)        5,000     5,127
California Health Fac. Finance Auth. (Catholic Healthcare West)      5.75%     7/1/2015(2)        4,080     4,410
California Health Fac. Finance Auth. (Catholic Healthcare West)      6.00%     7/1/2017(1)       27,900    30,545
California Health Fac. Finance Auth. (Kaiser Permanente)             5.25%    10/1/2010(2)        9,785    10,664
California Health Fac. Finance Auth.
 (Little Co. Mary Health Service)                                    4.50%    10/1/2028(2)        5,000     4,550
California Health Fac. Finance Auth. (San Diego Hosp.)               6.20%     8/1/2020(1)        3,820     3,979
California Health Fac. Finance Auth. (Scripps Health)                5.00%    10/1/2018(1)        5,000     5,067
California Health Fac. Finance Auth. (Scripps Health)                5.00%    10/1/2022(1)        5,760     5,768
California Housing Finance Agency Home Mortgage Rev.                 0.00%     8/1/2015(4)       40,000    18,812
California Housing Finance Agency Home Mortgage Rev.                 0.00%     2/1/2018(2)        8,825     3,387
California Housing Finance Agency Home Mortgage Rev.                 0.00%     8/1/2020(4)       46,370    15,697
California Housing Finance Agency Home Mortgage Rev.                 0.00%     2/1/2021(1)        9,495     3,086
California Housing Finance Agency Home Mortgage Rev.                 6.05%     8/1/2027(2)        5,000     5,213
California Housing Finance Agency Home Mortgage Rev.                 6.10%     2/1/2028(1)        3,935     4,111
California Housing Finance Agency Home Mortgage Rev.                 6.15%     8/1/2027(1)        5,255     5,522
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                  5.25%     6/1/2026(1)        6,245     6,365
California PCR Financing Auth. Rev. (Pacific Gas & Electric Co.)     5.35%    12/1/2016(1) LOC    6,000     6,203
California Polytechnical Univ. Rev. (Pomona Student Union)          5.625%     7/1/2026(3)        3,000     3,184
-----------------------------------------------------------------------------------------------------------------

                                                                              35
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
-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
 CALIFORNIA INSURED                                                            MATURITY          AMOUNT    VALUE*
 LONG-TERM TAX-EXEMPT FUND                                         COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
California Polytechnical Univ. Rev. (Pomona Student Union)          5.625%     7/1/2030(3)       $5,260    $5,577
California Public Works Board Lease Rev. (Dept. of Corrections)      5.50%    12/1/2012(1)        2,000     2,137
California Public Works Board Lease Rev. (Dept. of Corrections)      5.50%     1/1/2017(2)       22,285    23,379
California Public Works Board Lease Rev. (Dept. of Corrections)     5.625%    11/1/2016(1)        3,200     3,451
California Public Works Board Lease Rev.
 (Dept. of Health Services)                                          5.75%   11/1/2024(1)         7,885     8,454
California Public Works Board Lease Rev. (Univ. of California)      5.375%    10/1/2017(2)       10,250    10,680
California State Univ. Rev. & Colleges Housing System Rev.          5.625%    11/1/2024(3)        6,920     7,351
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp. Foundation)                           5.75%     6/1/2030(3)        8,000     8,437
Calleguas-Las Virgines CA Muni. Water Dist. Rev.                    5.125%     7/1/2021(3)        6,000     6,038
Capistrano CA Unified Public Schools Rev.                            5.70%     9/1/2016(2)       10,000    10,793
Central Coast California Water Auth. Rev.                            5.00%    10/1/2016(2)        6,850     7,021
Central Coast California Water Auth. Rev.                            5.00%    10/1/2022(2)        5,425     5,443
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer Project)                          5.75%    11/1/2019(1)        3,325     3,607
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer Project)                          5.75%    11/1/2022(1)        1,000     1,079
Chino Basin CA Regional Financing Auth. Rev.
 (Muni. Water Dist. Sewer System Project)                            6.00%     8/1/2016(2)        5,500     5,962
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2007(3)       15,000    12,219
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2008(3)       14,265    11,054
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2009(3)       19,725    14,537
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2010(3)       21,485    15,035
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2011(3)        1,625     1,079
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2013(3)        4,935     2,857
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2014(3)        2,600     1,412
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2015(3)        2,770     1,412
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2016(3)        2,865     1,369
Clovis CA Unified School Dist. GO                                    0.00%     8/1/2018(3)        3,645     1,529
Contra Costa CA COP                                                  5.50%     6/1/2012(2)        6,850     7,085
Contra Costa CA Water Dist. Rev.                                     5.50%    10/1/2019(1)        3,000     3,113
Culver City CA Wastewater Fac. Rev.                                  5.70%     9/1/2029(3)        5,000     5,367
East Bay CA Muni. Util. Water System Rev.                            6.50%     6/1/2004(2)(Prere.)2,000     2,235
Eastern California Muni. Water. Dist. Water & Sewer Rev.             6.75%     7/1/2012(3)        8,500    10,337
El Dorado County CA Public Agency Finance Auth. Rev.                 5.50%    2/15/2016(3)        9,000     9,512
Elsinore Valley CA Muni. Water Dist. COP                             6.00%     7/1/2012(3)        2,210     2,547
Escondido CA Union High School Dist.                                 0.00%    11/1/2020(1)        3,000     1,097
Evergreen CA School Dist. GO                                        5.625%     9/1/2024(3)        6,300     6,641
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2017(1)        3,000     1,344
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2022(1)        3,850     1,272
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2023(1)        3,590     1,122
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2025(1)        2,390       666
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2026(1)        5,290     1,394
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2027(1)        5,205     1,295
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2028(1)        6,105     1,436
Foothill-De Anza Community College Dist. of California GO            0.00%     8/1/2029(1)        5,215     1,162
Foothill/Eastern Corridor Agency California Toll Road Rev.           5.00%    1/15/2016(1)        8,400     8,690
Foothill/Eastern Corridor Agency California Toll Road Rev.          5.125%    1/15/2019(1)        5,200     5,334
Fresno CA Airport Rev.                                               5.50%     7/1/2030(4)        1,500     1,579
Fullerton Univ. Foundation California Rev.                           5.70%     7/1/2020(1)        2,165     2,334
Glendale CA Hosp. Rev. (Adventist Health System)                     6.00%     3/1/2014(1)        3,000     3,073
Helix CA Water Dist. COP                                             5.00%     4/1/2019(4)        4,250     4,299
-----------------------------------------------------------------------------------------------------------------

36
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
-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Kern CA High School Dist.                                            6.25%     8/1/2011(1)       $1,065    $1,270
Kern CA High School Dist.                                            6.40%     8/1/2014(1)        1,490     1,785
Kern CA High School Dist.                                            6.40%     8/1/2015(1)        1,645     1,965
Kern CA High School Dist.                                            6.40%     8/1/2016(1)        1,815     2,158
La Quinta CA Redev. Agency (Tax Allocation Project)                  7.30%     9/1/2010(1)        1,145     1,433
Long Beach CA Finance Auth. Lease Rev.
 (Aquarium of the South Pacific)                                     5.50%    11/1/2013(2)        3,680     4,080
Long Beach CA Finance Auth. Lease Rev.
 (Aquarium of the South Pacific)                                     5.50%    11/1/2018(2)        4,675     5,018
Long Beach CA Finance Auth. Lease Rev.
 (Rainbow Harbor Refinancing Project)                               5.125%     5/1/2020(2)        5,500     5,605
Long Beach CA Finance Auth. Lease Rev.
 (Temple & Willis Fac.)                                              5.50%    10/1/2018(1)        5,030     5,367
Long Beach CA Financing Auth. Rev.                                   6.00%    11/1/2017(2)        2,000     2,299
Long Beach CA Harbor Rev.                                            6.00%    5/15/2017(3)        1,200     1,360
Los Angeles CA Community College Dist.                               5.50%     8/1/2018(1)        8,810     9,444
Los Angeles CA Dept. of Water & Power Rev.                           5.25%     7/1/2013(1)        9,085     9,839
Los Angeles CA GO                                                    5.00%     9/1/2014(1)        7,175     7,513
Los Angeles CA Harbor Dept. Rev.                                     5.50%     8/1/2017(2)        3,095     3,210
Los Angeles CA Harbor Dept. Rev.                                     5.50%     8/1/2019(2)        5,975     6,169
Los Angeles CA Harbor Dept. Rev.                                     5.50%     8/1/2020(2)        9,455     9,740
Los Angeles CA Unified School Dist. GO                              5.375%     7/1/2016(3)        4,000     4,232
Los Angeles CA Wastewater Systems Rev.                               4.00%     6/1/2014(1)        5,465     5,231
Los Angeles CA Water & Power Rev.                                    5.00%   10/15/2017(1)        7,600     7,763
Los Angeles CA Water & Power Rev.                                    5.00%   10/15/2018(1)       11,600    11,773
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.00%     7/1/2017(3)        4,450     4,562
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.00%     7/1/2019(4)        2,350     2,380
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2011(4)        9,570    10,449
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2014(4)        7,230     7,803
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2016(1)        7,500     7,813
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2017(1)        7,700     7,981
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2018(1)        5,000     5,160
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.25%     7/1/2019(1)        6,530     6,713
Los Angeles County CA Public Works Auth. Rev.                       5.125%     6/1/2017(2)        6,865     7,022
Los Angeles County CA Public Works Auth. Rev.                       5.125%    12/1/2029(2)       16,000    16,183
Los Angeles County CA Public Works Auth. Rev.                        5.25%     5/1/2022(2)        4,700     4,825
Los Angeles County CA Public Works
 Financing Auth. Lease Rev.                                          5.50%    10/1/2018(4)        2,700     2,956
Los Angeles County CA Schools
 Regionalized Business Services COP                                  0.00%     8/1/2020(2)        2,095       775
Metro. Water Dist. of Southern California Rev.                       5.50%     7/1/2025(1)       21,225    21,939
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Domestic Water Project)                                            5.75%     9/1/2005(2)(Prere.)3,750     4,219
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Woodland Project)                                                  6.50%    10/1/2011(2)        8,125     9,496
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Woodland Project)                                                  6.50%    10/1/2022(2)        9,750    11,671
MSR California Public Power Agency (San Juan Project)               6.125%     7/1/2013(2)        8,000     9,329
MSR California Public Power Agency (San Juan Project)                6.75%     7/1/2020(1)       38,785    47,382
Natomas CA Unified School Dist.                                      5.20%     9/1/2019(3)        5,000     5,152
North City West CA School Fac. Finance Auth.                         6.00%     9/1/2019(4)        2,000     2,199
Northern California Power Agency (Hydro Electric Project)            6.30%     7/1/2018(1)       10,000    11,854
Northern California Power Agency (Hydro Electric Project)            7.50%     7/1/2021(2)(Prere.)1,810     2,338
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
 CALIFORNIA INSURED                                                            MATURITY          AMOUNT    VALUE*
 LONG-TERM TAX-EXEMPT FUND                                         COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Oakland CA Joint Powers Financing Auth.
 Lease Bonds Rev. VRDO                                               1.15%    12/6/2001(4)       $2,800    $2,800
Oakland CA Joint Powers Financing Auth.
 Lease Bonds Rev. VRDO (Oakland Convention Center)                   5.50%    10/1/2012(2)        3,545     3,946
Oakland CA Joint Powers Financing Auth.
 Lease Bonds Rev. VRDO (Oakland Convention Center)                   5.50%    10/1/2013(2)        5,500     6,118
Oakland CA Redev. Agency (Central Dist. Project)                     5.50%     2/1/2014(2)        5,500     6,087
Orange County CA Sanitation Dist. VRDO                               1.15%    12/6/2001(2)LOC       800       800
Palomar Pomerado Health System California Rev.                      5.375%    11/1/2011(1)        3,865     4,235
Palomar Pomerado Health System California Rev.                      5.375%    11/1/2013(1)        6,730     7,274
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                0.00%     8/1/2019(2)        1,150       454
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                0.00%     8/1/2021(2)        2,575       899
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                0.00%     8/1/2022(2)        3,755     1,238
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                0.00%     8/1/2023(2)        8,750     2,729
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                0.00%     8/1/2024(2)        1,000       294
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                0.00%     8/1/2029(2)        9,145     2,032
Pittsburg CA Redev. Agency Tax Allocatio
 (Los Medanos Community Dev. Project)                                5.70%     8/1/2032(4)        7,000     7,651
Pomona CA Unified School Dist. GO                                    5.60%     8/1/2014(1)        1,585     1,776
Pomona CA Unified School Dist. GO                                    5.60%     8/1/2015(1)        2,000     2,227
Pomona CA Unified School Dist. GO                                    5.60%     8/1/2016(1)        1,000     1,105
Pomona CA Unified School Dist. GO                                    7.50%     8/1/2017(1)        2,540     3,302
Port of Oakland CA Rev.                                              5.40%    11/1/2017(1)       16,705    17,640
Port of Oakland CA Rev.                                              5.50%    11/1/2017(1)        4,350     4,488
Port of Oakland CA Rev.                                              5.60%    11/1/2019(1)       22,280    23,747
Port of Oakland CA Rev.                                             5.625%    11/1/2011(3)        9,260    10,098
Rancho CA Water Dist. Finance Auth. Rev.                            5.875%    11/1/2010(3)        3,585     3,907
Rancho Cucamonga CA Redev. Agency Tax Allocation
 (Rancho Redev. Project)                                             5.10%     9/1/2014(4)        3,040     3,202
Rancho Mirage CA Redev. Agency Tax Allocation                        5.00%     4/1/2033(1)        1,290     1,282
Rancho Mirage CA Redev. Agency Tax Allocation                       5.125%     4/1/2021(1)        2,650     2,696
Rancho Mirage CA Redev. Agency Tax Allocation                        5.25%     4/1/2026(1)        2,905     2,975
Rancho Mirage CA Redev. Agency Tax Allocation                        5.25%     4/1/2033(1)        3,000     3,067
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp. Project)                                    0.00%     6/1/2013(1)        5,000     2,917
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp. Project)                                    0.00%     6/1/2014(1)        2,000     1,095
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp. Project)                                    0.00%     6/1/2015(1)        2,000     1,028
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp. Project)                                    5.00%     6/1/2019(1)       13,950    14,118
Sacramento CA Cogeneration Auth. Rev.                                5.00%     7/1/2017(1)        4,760     4,870
Sacramento CA Financing Auth. Lease Rev.                             5.25%     5/1/2019(2)       16,950    17,473
Sacramento CA Financing Auth. Lease Rev.                            5.375%    11/1/2014(2)        9,000     9,895
Sacramento CA Financing Auth. Lease Rev.                             5.40%    11/1/2020(2)        6,785     7,305
Sacramento CA Muni. Util. Dist. Rev.                                 5.25%    8/15/2017(4)        2,500     2,626
Sacramento CA Muni. Util. Dist. Rev.                                 5.25%    8/15/2018(4)        3,000     3,132
Sacramento CA Muni. Util. Dist. Rev.                                 5.80%     7/1/2019(2)        6,000     6,768
-----------------------------------------------------------------------------------------------------------------

38

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Sacramento CA Muni. Util. Dist. Rev.                                6.214%    8/15/2018(1)      $14,000   $14,571
Sacramento CA Muni. Util. Dist. Rev.                                 6.25%    8/15/2010(1)       33,800    39,697
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac. Project)                                       5.50%     6/1/2010(1)        5,760     6,448
San Bernardino CA Medical Center COP                                 5.50%     8/1/2005(1)(Prere)12,790    14,250
San Bernardino CA Medical Center COP                                 6.50%     8/1/2017(1)       17,915    21,662
San Diego CA Public Fac. Financing Auth. Sewer Rev.                  5.25%    5/15/2027(3)       10,625    10,830
San Diego CA Unified School Dist. GO                                 0.00%     7/1/2015(3)        5,370     2,749
San Diego CA Unified School Dist. GO                                 0.00%     7/1/2016(3)        4,565     2,190
San Diego CA Unified School Dist. GO                                 0.00%     7/1/2018(3)        9,500     4,002
San Diego CA Water Auth. Rev. COP                                    5.25%     5/1/2015(3)       14,290    15,042
San Francisco CA Bay Area Rapid Transit Rev.                         6.75%     7/1/2010(2)        6,370     7,694
San Francisco CA Bay Area Rapid Transit Rev.                         6.75%     7/1/2011(2)        7,455     9,041
San Francisco CA Building Auth. Rev. (Civic Center Complex)          5.25%    12/1/2016(2)       22,575    23,431
San Francisco CA City & County International Airport Rev.            5.00%     5/1/2030(3)        8,500     8,286
San Francisco CA City & County International Airport Rev.           5.125%     5/1/2020(1)        6,320     6,331
San Francisco CA City & County International Airport Rev.            6.00%     5/1/2003(1)(Prere.)  740       795
San Francisco CA City & County International Airport Rev.            6.00%     5/1/2010(1)        1,640     1,742
San Francisco CA City & County International Airport Rev.            6.00%     5/1/2011(1)        1,720     1,827
San Francisco CA City & County International Airport Rev.            6.00%     5/1/2020(1)        5,325     5,605
San Francisco CA City & County International Airport Rev.            6.20%     5/1/2002(2)(Prere.)2,410     2,500
San Francisco CA City & County International Airport Rev.            6.20%     5/1/2006(2)        2,995     3,101
San Francisco CA City & County International Airport Rev.            6.20%     5/1/2008(2)          595       616
San Francisco CA City & County International Airport Rev.            6.30%     5/1/2002(2)(Prere.)2,005     2,081
San Francisco CA City & County International Airport Rev.            6.30%     5/1/2011(2)        2,995     3,103
San Francisco CA City & County International Airport Rev.            6.50%     5/1/2003(1)(Prere.)  545       589
San Francisco CA City & County International Airport Rev.            6.50%     5/1/2006(1)        2,735     2,916
San Francisco CA City & County International Airport Rev.            6.60%     5/1/2003(1)(Prere.)  410       444
San Francisco CA City & County International Airport Rev.            6.60%     5/1/2007(1)        2,080     2,229
San Francisco CA City & County International Airport Rev.           6.625%     5/1/2003(1)(Prere.)  620       671
San Francisco CA City & County International Airport Rev.           6.625%     5/1/2008(1)        3,100     3,323
San Francisco CA City & County International Airport Rev.            6.70%     5/1/2003(1)(Prere.)  665       721
San Francisco CA City & County International Airport Rev.            6.70%     5/1/2009(1)        3,305     3,546
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2021(1)       12,385     4,445
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2024(1)       15,000     4,535
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2025(1)       18,250     5,216
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2030(1)        7,000     1,514
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%    1/15/2031(1)       11,950     2,447
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          5.25%    1/15/2030(1)       22,500    22,859
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.         5.375%    1/15/2029(1)        5,790     5,946
San Jose CA Redev. Agency                                            5.00%     8/1/2020(1)        3,500     3,515
San Jose CA Redev. Agency                                            6.00%     8/1/2011(1)        8,845    10,213
San Juan CA Unified School Dist.                                     0.00%     8/1/2013(4)        2,220     1,285
San Juan CA Unified School Dist.                                     0.00%     8/1/2014(4)        2,610     1,417
San Juan CA Unified School Dist.                                     0.00%     8/1/2016(4)        2,000       955
San Juan CA Unified School Dist.                                     0.00%     8/1/2018(4)        1,785       749
San Juan CA Unified School Dist.                                     0.00%     8/1/2019(4)        2,210       871
San Juan CA Unified School Dist.                                     0.00%     8/1/2020(4)        4,930     1,826
San Luis Obispo County CA Financing Auth.
 (Lopez Dam Improvement Project)                                     5.25%     8/1/2019(1)        1,040     1,077
San Luis Obispo County CA Financing Auth.
 (Lopez Dam Improvement Project)                                     5.25%     8/1/2020(1)        1,095     1,129
San Mateo County CA Finance Auth. Rev.                               6.50%     7/1/2013(1)       14,560    17,376
San Mateo County CA Transp. Dist. Sales Tax Rev.                     5.25%     6/1/2015(4)        4,525     4,798
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
 CALIFORNIA INSURED                                                            MATURITY          AMOUNT    VALUE*
 LONG-TERM TAX-EXEMPT FUND                                         COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2009(3)       $4,895    $3,587
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2010(3)        7,050     4,901
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2011(3)        7,355     4,846
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2012(3)        6,645     4,110
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2013(3)        7,430     4,318
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2014(3)        8,290     4,519
San Ramon Valley CA Unified School Dist. GO                          0.00%     7/1/2015(3)        5,605     2,869
Santa Ana CA Finance Auth. Rev.                                      6.25%     7/1/2016(1)        5,345     6,318
Santa Ana CA Finance Auth. Rev.                                      6.25%     7/1/2017(1)        2,000     2,362
Santa Barbara County CA COP                                          5.00%    12/1/2018(2)        1,945     1,986
Santa Clara CA Redev. Agency (Bayshore North Project)                7.00%     7/1/2010(2)        7,000     8,329
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project)                                             5.50%    5/15/2013(2)        5,050     5,568
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project)                                             5.50%    5/15/2014(2)        5,325     5,827
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project)                                             5.50%    5/15/2015(2)        5,620     6,112
Santa Clara County CA Financing Auth. Lease Rev.                     5.00%   11/15/2017(2)        5,500     5,619
Santa Monica-Malibu CA Unified School Dist. Rev.                     0.00%     8/1/2020(3)        6,715     2,488
Santa Rosa CA Waste Water Rev.                                       6.00%     7/2/2015(2)        7,000     8,113
Santa Rosa CA Waste Water Rev.                                       6.00%     9/1/2015(3)        5,580     6,475
Santa Rosa CA Waste Water Rev.                                       6.25%     9/1/2002(3)(Prere.)7,075     7,407
Sante Fe Springs CA Redev. Agency                                    6.00%     9/1/2014(1)        5,350     5,603
South Coast CA Air Quality Management Dist. Rev.                     5.50%     8/1/2014(1)        8,000     8,220
South Coast CA Air Quality Management Dist. Rev.                     6.00%     8/1/2011(2)*       3,200     3,695
South County CA Regional Waste Water Auth. Rev.                      5.50%     8/1/2002(3)(Prere.)8,625     8,829
South Orange County CA Public Finance Auth. Rev.                     7.00%     9/1/2011(1)        3,000     3,696
South Orange County CA Public Finance Auth. Rev.                     9.50%    8/15/2004(1)        3,000     3,526
South Orange County CA Public Finance Auth. Special Tax Rev.         5.25%    8/15/2018(4)       11,100    11,547
Southern California Public Power Auth. (Transmission Project)        5.75%     7/1/2002(1)        2,780     2,897
Southern California Public Power Auth. (Transmission Project)        5.75%     7/1/2021(1)          220       227
Southern California Public Power Auth. VRDO
 (Transmission Project)                                              1.25%    12/5/2001(2)LOC       900       900
Three Valley CA Muni. Water Dist. COP                                5.25%    11/1/2010(3)        4,220     4,407
Ukiah CA Electric Rev.                                               6.00%     6/1/2008(1)        4,565     5,192
Ukiah CA Electric Rev.                                               6.25%     6/1/2018(1)        6,000     7,075
Union Elementary School Dist. California                             0.00%     9/1/2015(3)        3,860     1,961
Union Elementary School Dist. California                             0.00%     9/1/2016(3)        1,500       715
Union Elementary School Dist. California                             0.00%     9/1/2017(3)        2,295     1,024
Union Elementary School Dist. California                             0.00%     9/1/2018(3)        1,630       682
Union Elementary School Dist. California                             0.00%     9/1/2019(3)        1,750       688
Union Elementary School Dist. California                             0.00%     9/1/2020(3)        2,300       850
Union Elementary School Dist. California                             0.00%     9/1/2021(3)        2,000       697
Univ. of California Rev. (Medical Center)                            5.75%     7/1/2012(2)       10,395    11,200
Univ. of California Rev. (Medical Center)                            5.75%     7/1/2014(2)       12,160    13,019
Univ. of California Rev. (San Diego Medical Center)                 5.125%    12/1/2018(4)        3,695     3,806
Univ. of California Rev. (San Diego Medical Center)                 5.125%    12/1/2019(4)        3,000     3,072
Vallejo CA Sanitation & Flood Control COP                            5.00%     7/1/2019(3)        5,000     5,166
Walnut CA Public Finance Auth.                                       6.00%     9/1/2002(1)(Prere.)1,940     2,037
Walnut CA Public Finance Auth.                                       6.00%     9/1/2015(1)        3,060     3,205
Walnut Valley CA Unified School Dist.                                6.00%     8/1/2012(2)        1,790     2,093
Walnut Valley CA Unified School Dist.                                6.00%     8/1/2013(2)        1,980     2,306
Walnut Valley CA Unified School Dist.                                6.00%     8/1/2014(2)        2,205     2,556
-----------------------------------------------------------------------------------------------------------------

40

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
                                                                               MATURITY          AMOUNT    VALUE*
                                                                   COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Walnut Valley CA Unified School Dist.                                6.00%     8/1/2015(2)       $2,470    $2,851
Walnut Valley CA Unified School Dist.                                6.00%     8/1/2016(2)        2,690     3,101
Walnut Valley CA Unified School Dist.                                6.20%     8/1/2009(2)        1,270     1,492
Wateruse Financial Auth. of California VRDO                          1.35%    12/5/2001(3)          300       300
West Sacramento CA Finance Auth. Rev.
                             (Water System Improvement Project)      5.25%     8/1/2008(3)        2,160     2,226
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.25%     6/1/2007(1)        4,260     4,858
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.25%     6/1/2008(1)        3,530     4,061
Wiseburn CA School Dist.                                             5.25%     8/1/2022(3)        7,615     7,823
Yuba City CA Unified School Dist.                                    0.00%     9/1/2015(3)        1,870       949
Yuba City CA Unified School Dist.                                    0.00%     9/1/2017(3)        2,060       918
Yuba City CA Unified School Dist.                                    0.00%     9/1/2019(3)        2,270       892
OUTSIDE CALIFORNIA:
Puerto Rico GO                                                      5.125%     7/1/2030(4)       10,000    10,072
Puerto Rico GO                                                       5.50%     7/1/2016(1)       10,000    11,004
Puerto Rico GO                                                       5.50%     7/1/2019(2)        6,500     7,085
Puerto Rico GO                                                       5.50%     7/1/2019(4)       10,000    10,900
Univ. of Puerto Rico Rev.                                           5.375%     6/1/2030(1)       14,795    15,052

                                                                                                       ----------
                                                                                                        1,637,149
                                                                                                      -----------
SECONDARY MARKET INSURED (4.6%)
California Dept. of Water Resources Water System Rev.
(Central Valley Project)                                             4.75%    12/1/2025(1)        8,500     8,205
California GO                                                        6.25%     9/1/2012(3)        9,000    10,557
California Public Works Board Lease Rev. (Dept. of Corrections)      6.50%     9/1/2017(2)       30,000    36,298
Foothill/Eastern Corridor Agency California Toll Road Rev.           0.00%    1/15/2028(1)       15,000    10,158
Foothill/Eastern Corridor Agency California Toll Road Rev.           5.75%    1/15/2040(1)       12,000    12,849
Los Angeles CA Dept. of Water & Power (Waterworks Rev.)              4.50%    5/15/2023(3)        4,500     4,167
Los Angeles County CA Public Works Auth. Rev.                        5.00%    10/1/2016(1)        8,540     8,779
                                                                                                       ----------
                                                                                                           91,013
                                                                                                       ----------
NONINSURED (11.3%)
California Dept. of Water Resources Water System
 Rev. (Central Valley Project)                                       6.40%     6/1/2002(Prere.)  19,400    20,121
California Educ. Fac. Auth. Rev.                                     5.75%     6/1/2025           2,000     1,980
California Educ. Fac. Auth. Rev.                                    6.875%     6/1/2019           1,615     1,825
California Educ. Fac. Auth. Rev.
 (Univ. of Southern California Project)                             5.80%     10/1/2015           6,550     6,971
California GO                                                       5.375%    10/1/2025          10,715    10,968
California GO                                                        5.50%     6/1/2022           5,000     5,185
California Housing Finance Agency Home Mortgage Rev.
 (Multifamily Housing III)                                          5.375%     8/1/2028           1,890     1,877
California Housing Finance Agency Home Mortgage Rev. VRDO            1.20%    12/4/2001             600       600
California Housing Finance Agency Home Mortgage Rev. VRDO
 (Multifamily Housing III)                                           1.40%    12/4/2001           1,800     1,800
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                          5.25%    10/1/2034          18,000    17,553
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institutional Project)                          5.50%    10/1/2018           3,905     4,047
California PCR Financing Auth. VRDO (Exxon Mobil)                    1.45%    12/4/2001           5,000     5,000
California PCR Financing Auth. VRDO (Exxon Project)                  1.40%    12/4/2001             400       400
California Pollution Control Financing Auth.
 Solid Waste Disposal Rev. VRDO (Shell OilCo.-Martinez)              1.45%    12/4/2001           4,950     4,950
California Rural Home Mortgage Finance Auth. (Single Family)         6.35%    12/1/2029           4,020     4,544
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                   FACE    MARKET
 CALIFORNIA INSURED                                                            MATURITY          AMOUNT    VALUE*
 LONG-TERM TAX-EXEMPT FUND                                         COUPON          DATE           (000)     (000)
-----------------------------------------------------------------------------------------------------------------
California Rural Home Mortgage Finance Auth. (Single Family)         7.00%     9/1/2029          $7,565    $8,525
California Statewide Community Dev. Auth. PUT
 (Irvine Apartments)                                                 5.10%    5/17/2010           3,225     3,278
California Statewide Community Dev. Auth. PUT
 (Irvine Apartments)                                                 5.25%    5/15/2013           7,000     7,028
California Statewide Community Dev. Auth. Rev.
 (Henry Mayo Newhall Memorial Hosp.)                                 5.00%    10/1/2018          10,875    10,752
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                            5.625%     2/1/2021           3,000     3,008
Central California Joint Powers Health Financing Auth. COP
 (Community Hosp. of Central California)                             5.75%     2/1/2031           6,820     6,856
East Bay CA Muni. Util. Water System Rev.                            5.25%     6/1/2018           4,000     4,152
Foothill/Eastern Corridor Agency California Toll Road Rev.           0.00%    1/15/2026          10,000     6,517
Foothill/Eastern Corridor Agency California Toll Road Rev.           0.00%    1/15/2033          10,000     1,541
Foothill/Eastern Corridor Agency California Toll Road Rev.           0.00%    1/15/2034          10,000     1,451
Irvine CA Assessment Dist. Improvement Bonds VRDO                    1.25%    12/4/2001           3,600     3,600
Irvine CA Ranch Water Dist. VRDO                                     1.20%    12/4/2001LOC        1,100     1,100
Irvine CA Ranch Water Dist. VRDO                                     1.35%    12/4/2001           4,000     4,000
Los Angeles CA Dept. of Water & Power (Electric Plant Rev.)          6.50%     4/1/2010           3,950     4,083
Los Angeles CA Dept. of Water & Power Rev.                           5.25%     7/1/2019           6,730     6,861
Los Angeles County CA Public Works Rev.                              5.50%    10/1/2012           6,750     7,296
Los Angeles County CA Schools
 Regionalized Business Services COP                                  0.00%     8/1/2014           1,000       543
Metro. Water Dist. of Southern California Rev.                       8.00%     7/1/2008           2,000     2,508
Oceanside CA Community Dev. Comm.
 Multifamily Rental Housing Rev.                                     4.45%     4/1/2031           4,260     4,266
Orange County CA Sanitation Dist. COP VRDO                           1.35%    12/4/2001           6,600     6,600
San Bernardino CA Multifamily Housing Rev.
 (Alta Park Mountain Vista Apartments)                               4.45%     5/1/2031           7,000     6,989
San Diego CA Unified School Dist. TRAN                               3.50%     8/1/2002          10,000    10,107
San Diego CA Water Auth. Rev. COP                                    5.00%     5/1/2017           2,300     2,336
San Diego County CA COP                                              5.25%    10/1/2021           1,485     1,507
San Diego County CA COP                                              5.25%    10/1/2028           2,745     2,759
San Diego County CA COP                                             5.375%    10/1/2041           8,545     8,697
San Mateo CA Redev. Auth. Tax Allocation                             5.40%     8/1/2019           2,575     2,655
San Mateo CA Redev. Auth. Tax Allocation                             5.40%     8/1/2020           1,000     1,027
San Mateo CA Redev. Auth. Tax Allocation                             5.50%     8/1/2021           2,635     2,733
Torrance CA Hospital Rev. (Torrance Memorial Medical Center)         5.50%     6/1/2031           2,350     2,326
Torrance CA Hospital Rev. (Torrance Memorial Medical Center)         6.00%     6/1/2022           1,100     1,170
                                                                                                       ----------
                                                                                                          224,092
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $1,824,008)                                                                                       1,952,254
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                       43,456
Liabilities                                                                                                (9,011)
                                                                                                       ----------
                                                                                                           34,445
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                      $1,986,699
=================================================================================================================
*See Note A in Notes to Financial Statements.
*Security segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 43

42

-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                             (000)
-----------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                        $1,867,290
Undistributed Net Investment Income --
Accumulated Net Realized Losses--Note E                                                                    (8,498)
Unrealized Appreciation (Depreciation)--Note F
 Investment Securities                                                                                    128,246
 Futures Contracts                                                                                           (339)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $1,986,699
=================================================================================================================
Investor Shares--Net Assets
 Applicable to 135,794,192 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                           $1,588,652
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                 $11.70
=================================================================================================================
Admiral Shares--Net Assets
 Applicable to 34,024,180 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                             $398,047
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                                  $11.70
=================================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.
LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

==================================================================================
                                                           CALIFORNIA         CALIFORNIA
                                       CALIFORNIA             INSURED            INSURED
                                       TAX-EXEMPT   INTERMEDIATE-TERM          LONG-TERM
                                     MONEY MARKET          TAX-EXEMPT         TAX-EXEMPT
                                             FUND                FUND               FUND
                                  --------------------------------------------------------
                                             YEAR ENDED NOVEMBER 30, 2001
 -----------------------------------------------------------------------------------------
                                            (000)               (000)              (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                $ 72,666            $ 88,235           $ 96,049
------------------------------------------------------------------------------------------
   Total Income                            72,666              88,235             96,049
------------------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
   Investment Advisory Services               376                 265                265
   Management and Administrative
    Investor Shares                         3,872               2,536              2,796
    Admiral Shares*                            --                  14                 13
   Marketing and Distribution
    Investor Shares                           486                 322                251
    Admiral Shares*                            --                  --                 --
 CUSTODIAN FEES                                31                  23                 22
 AUDITING FEES                                  8                  11                 11
 SHAREHOLDERS' REPORTS
    Investor Shares                            22                  12                 17
    Admiral Shares*                            --                  --                 --
TRUSTEES' FEES AND EXPENSES                     3                   2                  2
-----------------------------------------------------------------------------------------
   Total Expenses                           4,798               3,185              3,377
   Expenses Paid Indirectly--Note C           (31)                (33)               (43)
-----------------------------------------------------------------------------------------
   Net Expenses                             4,767               3,152              3,334
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                      67,899              85,083             92,715
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                   263               3,944              6,165
 Futures Contracts                             --              (4,411)            (5,169)
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      263                (467)               996
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                         --              45,967             44,827
 Futures Contracts                             --                 (79)              (339)
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
                                               --              45,888             44,488
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $68,162            $130,504           $138,199
=========================================================================================
*The California Tax-Exempt Money Market Fund does not offer Admiral Shares.
Statement of Changes in Net Assets

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

===================================================================================
                                         CALIFORNIA             CALIFORNIA INSURED
                                         TAX-EXEMPT             INTERMEDIATE-TERM
                                      MONEY MARKET FUND          TAX-EXEMPT FUND

                                        -------------------------------------------
                                               YEAR ENDED NOVEMBER 30,
 ----------------------------------------------------------------------------------
                                              2001       2000       2001      2000
                                             (000)      (000)      (000)     (000)
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                    $ 67,899   $ 85,527  $ 85,083   $ 67,810
 Realized Net Gain (Loss)                      263       (241)     (467)    (3,810)
 Change in Unrealized Appreciation
   (Depreciation)                               --         --    45,888     49,267
-----------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                68,162     85,286   130,504    113,267
-----------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
   Investor Shares                         (67,899)   (85,527)  (84,596)   (67,810)
   Admiral Shares*                              --         --      (487)        --
 Realized Capital Gain
   Investor Shares                              --         --        --         --
   Admiral Shares*                              --         --        --         --
-----------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                     (67,899)   (85,527)  (85,083)   (67,810)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
   Investor Shares                          55,611    432,336  (106,968)   322,319
   Admiral Shares*                              --         --   461,114         --
-----------------------------------------------------------------------------------
    NET INCREASE (DECREASE)FROM
     CAPITAL SHARE TRANSACTIONS             55,611    432,336   354,146    322,319
-----------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                 55,874    432,095   399,567    367,776
-----------------------------------------------------------------------------------
NET ASSETS
 BEGINNING OF PERIOD                     2,718,346  2,286,251 1,703,547  1,335,771
-----------------------------------------------------------------------------------
 END OF PERIOD                          $2,774,220 $2,718,346$2,103,114 $1,703,547
===================================================================================
*THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND does not offer Admiral Shares.

================================================================================
                                                             CALIFORNIA INSURED
                                                                  LONG-TERM
                                                               TAX-EXEMPT FUND
                                      ------------------------------------------
                                                     YEAR ENDED NOVEMBER 30,
 -------------------------------------------------------------------------------
                                                       2001               2000
                                                      (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                             $ 92,715           $ 81,700
 Realized Net Gain (Loss)                               996             (2,881)
 Change in Unrealized Appreciation (Depreciation)    44,488             85,769
--------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        138,199            164,588
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
   Investor Shares                                  (92,246)           (81,700)
   Admiral Shares                                      (469)                --
 Realized Capital Gain
   Investor Shares                                       --                 --
   Admiral Shares                                        --                 --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                              (92,715)           (81,700)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
   Investor Shares                                 (195,842)           107,116
   Admiral Shares                                   401,706                 --
--------------------------------------------------------------------------------
    NET INCREASE (DECREASE)
    FROM CAPITAL SHARE TRANSACTIONS                 205,864            107,116
--------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)                           251,348            190,004
--------------------------------------------------------------------------------
NET ASSETS
 BEGINNING OF PERIOD                              1,735,351          1,545,347
--------------------------------------------------------------------------------
END OF PERIOD                                    $1,986,699         $1,735,351
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


================================================================================
                                  CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                            YEAR ENDED NOVEMBER 30,
                              --------------------------------------------------
FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD               2001    2000    1999    1998     1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $1.00   $1.00   $1.00   $1.00    $1.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                 .025    .034    .027    .031     .034
 Net Realized and Unrealized Gain
  (Loss) on Investments                  --      --      --      --      --
--------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS    .025    .034    .027    .031     .034
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income (.025)  (.034)  (.027)  (.031)   (.034)
 Distributions from
  Realized Capital Gains                 --      --      --      --       --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                (.025)  (.034)  (.027)  (.031)   (.034)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $1.00   $1.00   $1.00   $1.00    $1.00
================================================================================
Total Return                          2.57%   3.44%   2.79%   3.10%    3.41%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)$2,774  $2,718  $2,286  $1,970   $1,800
 Ratio of Total Expenses to
   Average Net Assets                 0.18%   0.17%   0.20%   0.20%    0.18%
 Ratio of Net Investment Income to
   Average Net Assets                 2.54%   3.38%   2.75%   3.05%    3.35%
================================================================================


================================================================================
            CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                            YEAR ENDED NOVEMBER 30,
                              --------------------------------------------------
FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD               2001    2000    1999    1998     1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $10.82  $10.50  $10.95  $10.66   $10.58
--------------------------------------------------------------------------------
INVESTMENT OPERATIONs
 Net Investment Income                 .493    .498    .480    .489     .505
 Net Realized and Unrealized Gain
   (Loss) on Investments               .300    .320   (.450)   .290     .102
--------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS    .793    .818    .030    .779     .607
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income (.493)  (.498)  (.480)  (.489)   (.505)
 Distributions from Realized
   Capital Gains                         --      --      --      --    (.022)
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                (.493)  (.498)  (.480)  (.489)   (.527)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $11.12  $10.82  $10.50  $10.95   $10.66
================================================================================
TOTAL RETURN                          7.44%   7.99%   0.27%   7.47%    5.91%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)$1,646  $1,704  $1,336  $1,006     $596
 Ratio of Total Expenses to
   Average Net Assets                 0.17%   0.17%   0.17%   0.19%    0.18%
 Ratio of Net Investment Income to
   Average Net Assets                 4.44%   4.70%   4.48%   4.52%    4.78%
 Portfolio Turnover Rate                23%     14%      9%      2%      10%
================================================================================


================================================================================
            CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES
            -------------------------------------------------------------------
                                   NOV. 12* TO NOV. 30, 2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.36
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .024
 Net Realized and Unrealized Gain
   (Loss) on Investments                      (.240)
--------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS           (.216)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.024)
 Distributions from Realized
   Capital Gains                                 --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                        (.024)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $11.12
================================================================================
TOTAL RETURN                                 -1.90%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $458
 Ratio of Total Expenses to
    Average Net Assets                        0.12%**
 Ratio of Net Investment Income to
    Average Net Assets                        4.37%**
  Portfolio Turnover Rate                       23%
================================================================================
*Inception.
**Annualized.

48

================================================================================
                    CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                          YEAR ENDED NOVEMBER 30,
                              --------------------------------------------------
FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD               2001    2000    1999    1998     1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $11.40  $10.81  $11.73  $11.45   $11.42
Investment Operations
 Net Investment Income                 .568    .576    .563    .577     .592
 Net Realized and Unrealized Gain
   (Loss) on Investments               .300    .590   (.810)   .349     .121
--------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS    .868   1.166   (.247)   .926     .713
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income (.568)  (.576)  (.563)  (.577)   (.592)
 Distributions from Realized
   Capital Gains                         --      --   (.110)  (.069)   (.091)
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                (.568)  (.576)  (.673)  (.646)   (.683)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $11.70  $11.40  $10.81  $11.73   $11.45
================================================================================
Total Return                          7.75%  11.11%  -2.22%   8.31%    6.52%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)$1,589  $1,735  $1,545  $1,489   $1,207
 Ratio of Total Expenses to
  Average Net Assets                  0.18%   0.18%   0.18%   0.19%    0.16%
 Ratio of Net Investment Income to
  Average Net Assets                  4.87%   5.23%   4.98%   4.98%    5.26%
Portfolio Turnover Rate                 26%     27%     11%     15%      21%
================================================================================

================================================================================
                 CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                 ------------------------------------------------------------
                                   NOV. 12* TO NOV. 30, 2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.99
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .028
 Net Realized and Unrealized Gain
   (Loss) on Investments                      (.290)
--------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS           (.262)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.028)
 Distributions from Realized Capital Gains       --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                        (.028)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $11.70
================================================================================
TOTAL RETURN                                 -2.18%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $398
 Ratio of Total Expenses to
  Average Net Assets                          0.13%**
 Ratio of Net Investment Income to
  Average Net Assets                          4.85%**
 Portfolio Turnover Rate                        26%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
VANGUARD CALIFORNIA TAX-EXEMPT FUNDS comprise the CALIFORNIA TAX-EXEMPT MONEY MARKET FUND, CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND, and CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

     The INSURED INTERMEDIATE-TERM TAX-EXEMPT and INSURED LONG-TERM TAX-EXEMPT FUNDS each offer two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the funds' minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: TAX-EXEMPT MONEY MARKET FUND: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The INSURED INTERMEDIATE-TERM and INSURED LONG-TERM TAX-EXEMPT FUNDS may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

               Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.
50

               Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. THE VANGUARD GROUP furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:
--------------------------------------------------------------------------------

                        CAPITAL CONTRIBUTED      PERCENTAGE           PERCENTAGE
                                TO VANGUARD         OF FUND        OF VANGUARD'S
                                      (000)      NET ASSETS       CAPITALIZATION
--------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT FUND
 MONEY MARKET                          $532           0.02%                0.53%
 INSURED INTERMEDIATE-TERM              409           0.02                 0.41
 INSURED LONG-TERM                      391           0.02                 0.39
--------------------------------------------------------------------------------
The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                              EXPENSE REDUCTION
                                                   (000)
                                    --------------------------------------------
                                     MANAGEMENT AND       CUSTODIAN
CALIFORNIA TAX-EXEMPT FUND           ADMINISTRATIVE            FEES
--------------------------------------------------------------------------------
 MONEY MARKET                                    --             $31
 INSURED INTERMEDIATE-TERM                      $16              17
 INSURED LONG-TERM                               25              18
--------------------------------------------------------------------------------

D. During the year ended November 30, 2001, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                      (000)
                                        ----------------------------------------
CALIFORNIA TAX-EXEMPT FUND                PURCHASES           SALES
--------------------------------------------------------------------------------
 INSURED INTERMEDIATE-TERM                 $730,213        $430,992
 INSURED LONG-TERM                          670,790         467,305
--------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Intermediate-Term Tax-Exempt Fund and the Insured Long-Term Tax-Exempt Fund had realized losses totaling $2,756,000 and $6,712,000, respectively, through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes at November 30, 2001, the funds had the following capital losses available to offset future capital gains:

--------------------------------------------------------------------------------
                                              CAPITAL LOSS
                                             CARRYFORWARDS
--------------------------------------------------------------------------------
                                                         EXPIRATION
                                                     FISCAL YEAR(S)
                                             AMOUNT          ENDING
CALIFORNIA TAX-EXEMPT FUND                    (000)     NOVEMBER 30
--------------------------------------------------------------------------------
 INSURED INTERMEDIATE-TERM                   $2,681            2008
 INSURED LONG-TERM                            2,125            2008
--------------------------------------------------------------------------------

F. At November 30, 2001, net unrealized appreciation of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                    (000)
                               -------------------------------------------------
                                APPRECIATED     DEPRECIATED       NET UNREALIZED
CALIFORNIA TAX-EXEMPT FUND       SECURITIES      SECURITIES         APPRECIATION
--------------------------------------------------------------------------------
 INSURED INTERMEDIATE-TERM*        $ 83,963         $(2,465)        $ 81,498
 INSURED LONG-TERM*                 123,808          (2,274)         121,534
--------------------------------------------------------------------------------
*See Note E.

At November 30, 2001, the aggregate  settlement value of open futures  contracts
expiring   through   March  2002  and  the   related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------------------
                                                                   (000)
                                               ---------------------------------------------
                                                  NUMBER OF     AGGREGATE        UNREALIZED
                                               LONG (SHORT)    SETTLEMENT      APPRECIATION
 CALIFORNIA TAX-EXEMPT FUND/FUTURES CONTRACTS     CONTRACTS         VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------------------
 INSURED INTERMEDIATE-TERM
   10-Year U.S. Treasury Note                          (688)     $ 74,476             $ 694
   30-Year U.S. Treasury Bond                           800        82,950              (773)
 INSURED LONG-TERM
   10-Year U.S. Treasury Note                          (738)       79,889               739
   30-Year U.S. Treasury Bond                         1,200       124,425            (1,078)
--------------------------------------------------------------------------------------------
Unrealized appreciation  (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G.   Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                             YEAR ENDED NOVEMBER 30,
                                   ---------------------------------------------
                                             2001                    2000
                                   ---------------------------------------------
                                      AMOUNT     SHARES       AMOUNT     SHARES
CALIFORNIA TAX-EXEMPT FUND             (000)      (000)        (000)      (000)
--------------------------------------------------------------------------------
 MONEY MARKET
   Issued                        $ 2,652,183  2,652,183  $ 3,092,782  3,092,782
   Issued in Lieu of
    Cash Distributions                63,360     63,360       80,094     80,094
   Redeemed                       (2,659,932)(2,659,932)  (2,740,540)(2,740,540)
                                 -----------------------------------------------
    Net Increase (Decrease)           55,611     55,611       432,336   432,336
 -------------------------------------------------------------------------------
 INSURED INTERMEDIATE-TERM
  Investor Shares
   Issued                          $ 834,419     75,213     $ 731,050    69,076
   Issued in Lieu of
    Cash Distributions                66,217      5,978        52,914     4,988
   Redeemed                       (1,007,604)   (90,615)     (461,645)  (43,914)
                                 -----------------------------------------------
   Net Increase (Decrease)--
    Investor Shares                 (106,968)    (9,424)      322,319    30,150
                                 -----------------------------------------------
  Admiral Shares
   Issued                            461,902     41,211            --        --
   Issued in Lieu of
    Cash Distributions                   382         34            --        --
   Redeemed                           (1,170)      (105)           --        --
                                 -----------------------------------------------
   Net Increase (Decrease)--
    Admiral Shares                   461,114     41,140            --         --
 -------------------------------------------------------------------------------
 INSURED LONG-TERM
  Investor Shares
   Issued                          $ 520,080     44,494     $ 385,919    35,031
   Issued in Lieu of
    Cash Distributions                63,218      5,417        54,937     4,986
   Redeemed                         (779,140)   (66,399)     (333,740)  (30,717)
                                 -----------------------------------------------
   Net Increase (Decrease)--
    Investor Shares                 (195,842)   (16,488)      107,116     9,300
                                 -----------------------------------------------
  Admiral Shares
   Issued                            402,644     34,103            --        --
   Issued in Lieu of
    Cash Distributions                   324         28            --        --
   Redeemed                           (1,262)      (107)           --        --
                                 -----------------------------------------------
   Net Increase (Decrease)--
    Admiral Shares                   401,706     34,024            --        --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard California Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CALIFORNIA TAX-EXEMPT MONEY MARKET FUND, CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND and CALIFORNIA INSURED LONG-TERM TAX- EXEMPT FUND (constituting VANGUARD CALIFORNIA TAX-EXEMPT FUNDS, hereafter referred to as the "Funds") at November 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

     January 7, 2002

--------------------------------------------------------------------------------
Special 2001 Tax  Information
      (unaudited)  for VANGUARD  CALIFORNIA  TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.
     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------
54

ADVANTAGES OF VANGUARD.COM(TM)
                                                             [PHOTO OF COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using
VANGUARD.COM. On our website, you can:

          - Choose to receive all fund reports, as well as prospectuses, online.
          - Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to VANGUARD.COM (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS
STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New
  York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt  Money Market Funds
 (California,  New Jersey,  New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmerisourceBergen Corp., Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                             JOHN C. BOGLE Founder;
                    Chairman and Chief Executive, 1974-1996.

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2002 The Vanguard Group, Inc.
                                                 All rights reserved.
                                                 Vanguard Marketing
                                                 Corporation, Distributor.

                                                 Q750 012002